UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds

(Exact name of Registrant as specified in charter)

5420 W. 61st Place

Shawnee Mission, KS 66205

(Address of principal executive offices) (Zip code)

Kent W. Gasaway

5420 W. 61st Place

Shawnee Mission, KS 66205

(Name and address of agent for service)

(913) 677-7778

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2012

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

    Message to Our Shareholders

T

he past 12 months have proven extremely volatile for investors. While returns for the market and the Buffalo Funds have been positive, they have been held back by concerns over a return to recession throughout Europe, the ability of certain European countries to fund their government debts, higher oil prices and a possible economic slowdown in China. Offsetting positives have included a recent slight pick-up in economic and job growth in the U.S., still strong corporate profits and near-zero interest rates.

Similar to 2011, equity returns in the first three months of 2012 have been double-digit as measured by the S&P 500 Index. Yet the mood is decidedly cautious as investors fear a replay of the mid-year swoon in 2011. We are more upbeat. At this point we think the chances favor more calm this summer. Europe remains the biggest risk, but debt yields are down substantially from last year. If we are correct, the U.S. market could have another leg upward to new highs for this cycle. Investors continue to tire of earning negative real returns in money market vehicles and short-term bonds. We may be very near the tipping point toward equities.

While we are optimistic in the short term, the outlook for our markets in the intermediate term is more uncertain. We believe this uncertainty is mostly tied to Washington’s inability to make real progress on our budget deficit. While our Treasury securities remain a safe haven for the world, this may not always be the case.

We are currently benefiting from being the most liquid and among the “least worst” government credits. However, without a serious long-term deficit reduction plan, another U.S. government debt downgrade may not be far in the future. The next battle on this subject will be after the presidential election when the U.S. government will likely again reach its allowable debt ceiling. Debate will likely be divisive and highly partisan, yet the outcome could set the tone for market returns in 2013 and beyond. A budget ceiling increase that includes substantial bi-partisan deficit reduction legislation (similar to the proposed Simpson-Bowles plan) would be extremely positive for U.S. financial markets. We fear a ceiling increase with no plan would yield the opposite results. We again encourage everyone to write their congressional representatives and emphasize the importance of coming to a real agreement on this subject.

Regardless of the outcome, your investment team at the Buffalo Funds will continue its search for great growth companies. This is a particularly exciting time for new idea generation as more and more companies are coming public for the first time. The upcoming offering of Facebook shares will likely foster even more IPOs (Initial Public Offerings). In anticipation of future growth, we continue to add depth to our research staff. We now have 25 full-time investment professionals on staff and our assets under management are near an all-time high.

We are excited about the prospects for 2012 and look forward to updating you on all the above this fall. We are truly appreciative of your trust and your investments with the Buffalo Funds.

Sincerely,

Kent W. Gasaway

President

Past performance does not guarantee future results. Mutual fund investing involves risk; loss of principal is possible. Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

    Portfolio Management Review

Buffalo China Fund

The past 12 months were a difficult yet critical period for the Chinese economy. Slowing growth and rising inflation pressured the government to adjust monetary policy and manage expectations, both at home and abroad as China was widely expected to be one of the main drivers of global growth. A pending change in leadership added to uncertainty despite the government’s efforts to ensure a smooth transition of power.

Most markets found it difficult to generate positive returns in this challenging environment. The Buffalo China Fund returned -18.89% for fiscal year ending March 31, 2012. The MSCI China Free Net (USD) Index returned -12.83% for the same time period.

Almost all sectors had negative returns for the trailing 12 months, with the exception of Telecommunication. China Mobile, a provider of wireless communication, was the top contributor to the Fund during this period as it continued to grow its subscriber base. Chinese consumers have displayed a voracious appetite for wireless technology, especially as the middle class expands and deploys its disposable income, and the telecommunication industry has benefited from the trend.

Another key contributor is premium pediatric nutrition and baby care producer Biostime. As Chinese parents become more willing to spend on their single child’s health and growth, premium baby care and formula manufacturers continue to benefit from the trend. Biostime is well-positioned in the industry with a business model that can respond to consumer needs.

Boasting the second largest GDP in the world, China’s growing economy has a huge demand for energy, making up about 10% of total GDP. In the long term, we believe this will not be sustainable without a strategic change away from heavy dependency on coal, currently 70% of total energy usage. The downstream air pollution, human health and environmental impact will require China to seek alternative energy. We have identified natural gas development, exploration, and distribution as a major trend in China for the next 10 years, as China increases its natural gas consumption. We strategically added selected names in the sector, such as ENN and Kunlun early this year.

During the past 12 months, due to rising labor and raw materials costs, some of our Consumer sector stocks suffered losses, including long-time holding Asian Citrus. Intensified competition and a glut in supply dragged the performance of sports apparel and shoes manufacturer Anta. Finally, China’s transition away from a fixed asset investment-driven economy to a consumption-driven economy negatively impacted construction materials and commodity producers, such as cement producers Anhui Conch and Jiangxi Copper.

In a recent study sponsored by China’s policy makers entitled “China 2030: Building a Modern, Harmonious, and Creative High-Income Society,” the roles of the state and the private sector were examined in order to encourage increased competition in the economy. State Owned Enterprises’ (SOEs’) current monopolistic position may prove less effective and even detrimental to China’s long-term prosperity and more private sector businesses are encouraged to participate in currently exclusive sectors such as natural gas exploration and private banking. We view the gradual and slowly downsizing of SOEs as a trend and seek private companies that can emerge and benefit from the trend.

During the trailing 12 months, we reallocated the Fund into more consumer-related stocks as China moved to enhance disposable income for the growing middle class. We also increased the Fund’s exposure to commodity-dependent companies such as utilities as commodity prices eased. These moves resulted in a larger than normal turnover for the portfolio during the period. We believe broad trends will stabilize and we expect a more normal turnover rate going forward.

Buffalo Flexible Income Fund

The Buffalo Flexible Income Fund returned 9.15% in fiscal 2012 (FYE: 3/31) which compared favorably to the S&P 500 equity index and the Bank of America/Merrill Lynch High Yield Master II Index which returned 8.54% and 5.64% respectively over the same time period.

Fiscal 2012 was a tale of two halves as the first half was negatively impacted by various geopolitical events while the second half saw risk assets rally as some of these events were resolved in a favorable manner. Specifically, in the first six months of 2012 markets were negatively impacted by the European sovereign debt crisis with a primary focus on Greece, the supply chain disruption from the tsunami in Japan, the end of monetary easing (QEII) and the congressional debacle surrounding the U.S. debt ceiling which ultimately resulted in the first ever downgrade of U.S. sovereign debt by the S&P ratings agency. As a result of these numerous market uncertainties and risks experienced in the first half of fiscal 2012, the S&P 500 index and the BofA Merrill Lynch High Yield Master II Index declined nearly 13.87% and 6.31%, respectively.

In contrast to the first half of 2012, the second half of fiscal 2012 saw extremely strong returns in risk assets as the S&P 500 and the BofA Merrill Lynch High Yield Master II Index returned approximately 26% and 12%, respectively. Some of the factors that drove the second half rally in risk assets included calming of the European sovereign debt crises as the European Central Bank’s LTRO (long term refinancing

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operation) was received favorably by the market, improved U.S. domestic data, and a resolution to the Greek debt crisis as its sovereign debt was restructured in a manner which did not disrupt the global financial system.

The Fund’s positive relative performance in equities was primarily driven by security selection. Flexible Income’s equity portfolio ended the fiscal year at a 55% weighting and generated a return of 10.49% versus the S&P 500 at 8.5%. Consumer Staples, Health Care, and Information Technology were the best-performing sectors on an absolute basis. Relatively speaking, the Fund generated a majority of its outperformance in Consumer Staples, Financials, and Health Care. In Consumer Staples, an overweight position in a sector that outperformed the broader index positively impacted performance. In Financials, an underweight position in a sector that underperformed the benchmark coupled with superior stock selection by the Fund contributed positively. Lastly, Health Care helped the Fund’s relative performance due to both an overweight position and positive security selection.

Some of the biggest individual contributors to equity Fund performance included Intel, Microsoft, and HollyFrontier Corporation. Intel’s stock was up 40% driven by a series of quarters where the company beat consensus estimates and raised guidance driven by strong personal computer demand in emerging markets coupled with strength in enterprise demand. Microsoft’s stock saw a 29% return for the Fund in 2012, almost all of which came in fiscal 4Q with the stock up 25% in that quarter alone. The company’s fiscal 4Q performance was driven by an earnings beat as well as anticipation of the release of Windows 8 and Office 15 in the company’s fiscal 2013. Lastly, HollyFrontier’s contribution to Fund performance can be attributed to nimble trading by the Fund team which sold the shares near its highs in July of 2011 due to valuation and repurchased the shares at much lower prices starting in November of 2011. After the Fund’s purchase, the shares benefited from a substantial increase in crack spreads (i.e. the gross margin related to buying crude oil and processing it into refined products) driven by the company’s access to relatively cheaper crude oil feedstock.

The biggest drag on equity performance for the fiscal year came from Pitney Bowes, Hess Corp, and Schlumberger which all declined between 24% and 30% for the Fund. Pitney Bowes continues to struggle with declines in their installed base and weak mail growth. Hess Corporation saw most of its detrimental performance in the first half of the fiscal year due to a material decline in oil prices of approximately 25% coupled with earnings that missed consensus expectations, disappointing production guidance, and increased costs. Schlumberger also performed weakly, primarily in the first half of the fiscal year, on declining oil prices and macroeconomic concerns.

The Fund’s positive relative performance in fixed income was driven by both security selection and asset allocation. Flexible Income’s fixed income portfolio ended the fiscal year at a 33% weighting and generated a return of 11.25% vs. the BofA Merrill Lynch High Yield Master II Index at 5.6%. Services, Energy, and Consumer Non-Cyclical’s were the biggest contributors to absolute as well as relative performance. In both Services and Energy an overweight position coupled with superior security selection helped drive relative outperformance. In Consumer Non-Cyclical’s, positive relative performance was driven primarily by security selection. Top individual contributors in the fixed income portfolio included Lions Gate 10.25% due 11/01/2016, United Refining 10.5% due 2/28/2018, and Warner Chilcott 7.75% due 9/15/2018. The biggest detractors from fixed income performance were Goodrich Petroleum 8.875% due 3/15/2019, Acadia Healthcare 12.875% due 11/1/2018, and Triumph Group 8.0% due 11/15/2017.

During fiscal 2012, the Buffalo Balanced Fund was renamed the Buffalo Flexible Income Fund. The primary rationale for changing the name was to enhance the flexibility of the Fund as it relates both to the universe of fixed income and equity securities and the asset allocation within the Fund. The strategy of the Fund was also changed slightly to focus on generating income first with a secondary focus on capital appreciation. In connection with the name change, the Fund’s prospectus was amended such that the Fund could invest in additional equity classes such as real estate investment trusts (REITs) and master limited partnerships (MLPs) as well as an expanded opportunity set within the fixed income universe (bank loans, convertible bonds, high yield bonds, mortgage and sovereign debt). The Fund has historically been run with a 60% equity allocation and a 40% fixed income allocation and the new mandate provides the managers with the ability to deviate from these prior percentages. However, it should be noted that while we have increased the flexibility of the Fund managers as it relates to both security selection and asset allocation, the Fund’s composition and allocation have not changed significantly since we announced the change last year.

While risk markets have appreciated significantly over the past six months, we continue to look for investment opportunities that have positive risk/reward tradeoffs. Furthermore, the new investment mandate enables us to look at additional investment opportunities. It should also be emphasized that we will continue to pursue the same disciplined strategy of employing rigorous fundamental analysis in finding high yielding securities that generate income, have limited downside based on our analysis, and increase purchasing power over the long run.

Buffalo Growth Fund

During fiscal 2012, which ended March 31, 2012, equity investors were treated to a full range of offerings over the last 12 months, and many of them headed for the exit. During the second and third quarters of fiscal 2012, stocks swung wildly on alternating positive and negative news reports. Supply line disruptions in Japan and oil supply delays in the Middle East followed by improved jobs outlook in the U.S. and hopes for debt relief in Greece. In short, fear and uncertainty ruled market sentiment until a degree of stability returned in the fourth quarter. This positive trend took hold and by the end of the first quarter 2012, most stock indexes had returned to their pre-recessionary levels.

The Buffalo Growth Fund was buffeted in this stormy market as its U.S. stocks have exposure to global markets and their various challenges. The Fund had a positive return of 8.78% for the trailing 12 months, but lagged the benchmark Russell 1000 Growth Index, which returned 11.02%. During bouts of turbulence, the Fund employs its strategy of turning market overreactions to our advantage as opportunities to purchase stocks from our “wish list” of premier companies when market downturns bring them into our target valuation range.

The Fund’s underperformance relative to the benchmark during the fiscal year was primarily driven by poor stock selection in the Consumer Discretionary sector. Companies such as WMS Industries, a maker of gambling machines, and Electronic Arts, maker of electronic games, and Ancestry.com, an on-line genealogy search service, failed to generate the revenues we had hoped to see in the period.

Underperformance was somewhat offset by strong performance from the Healthcare sector, driven by stand-out performers Pharmaceutical Product Development and Align Technologies. Pharmaceutical Product Development was acquired during the year and taken private, while Align Technologies continued to rapidly grow its Invisalign product in all geographies, whether developed or developing economies.

Ironically, the strongest contributor to the Fund, Apple, hurt relative performance because of its underweighting relative to the benchmark. We do not align the Fund’s weightings with those of the benchmark. Our stock selection and asset allocation are driven by price-to-growth attractiveness of companies we consider premier companies whose rapid and sustained growth prospects are propelled by long-term trends and international expansion. Apple, though one of the largest weightings within the Fund at an average 2.78%, couldn’t provide the punch of the 5.56% weighting in the benchmark.

We maintain our belief that U.S. based companies with large or growing global markets will be significant drivers of investment growth. In this interconnected, complex world, market cycles fluctuate at different rates from country to country. We believe the companies that can compete and excel are the ones that can derive profits from more than one market so that if one area of the globe is flagging, the company can draw on its other locations to boost revenues. Strong and innovative U.S. companies that can expand their brand into different countries should be well-positioned to benefit as markets and consumers continue to regain their strength at various paces. We continue to search for these companies and construct the portfolio with high-quality stocks that have the potential to generate returns for long-term investors.

Buffalo High Yield Fund

The Buffalo High Yield Fund returned 5.86% for the fiscal year ended March 31, 2012. During the period, the Fund outperformed by 22 basis points our primary benchmark, the BofA Merrill Lynch High Yield Master II Index, which had a return of 5.64%. The primary reasons for our outperformance include contributions from our holdings of straight corporate bonds, preferreds’, and convertible preferreds. Our holdings of convertibles and common equities underperformed our primary index.

A more detailed look at the portfolio demonstrates how the performance was generated:

•	The corporate bond portion of the portfolio returned roughly 11% during the year and represented roughly 68%-72% of assets during the year.

•	The convertible bond portion of the portfolio returned roughly 3% during the year and represented roughly 10%-13% of assets during the year.

•	The convertible preferred and preferred stock portion of the portfolio returned roughly 11% during the year and accounted for between 5%-6% of assets during the year.

•	The common equity component of the Fund returned roughly -10% during the year and accounted for between 4%-7% of assets during the year.

•	The cash component of the portfolio did not generate a material return to the portfolio and represented between 7%-10% of the Fund’s assets during the year.

Primary contributors to the straight corporate bond portfolio included Lions Gate 10.25%, United Refining 10.5%, Prestige Brands 8.25%, and iGATE 9%. These bonds were among the larger weightings in the portfolio, and all generated significant interest income and capital appreciation.

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Within the convertible bond portfolio, Sonosite 3.75%, Hornbeck 1.625%, Amylin 3% and Hornbeck Offshore were the largest contributors to the class’s return. Ciena 4%, and General Cable 3.25% served as a drag on the performance of this asset class. The underlying equities of the many of our holdings in this class are concurrently owned in the Buffalo equity Funds.

Within the preferred and convertible preferred portfolio, Boston Private Financial 4.875% and FirstService 7% generated strong positive returns.

The common equity portion of the portfolio consisted of six companies at fiscal year-end, down from nine at year end 3/31/11. All but one of these holdings are dividend-paying stocks. Within this segment, Abbott Labs and Kraft Foods were the top performers. Our holdings of WMS and Lincoln Educational Services served as a drag on performance.

Our allocation of a portion of the Fund into common stocks and other securities with equity-like exposure reflects our belief that these stocks are undervalued relative to lower quality high yield debt investments, and offer a more attractive risk/reward trade-off. We believe these securities could contribute meaningfully to performance in coming periods.

Buffalo International Fund

In a fickle world, where triple-digit market swings can be driven by fear as much as reality, it can be hard to maintain steady footing. The Buffalo International Fund has tried to do just that over the last 12 months, focusing less on macroeconomic tremors and more on company-specific business fundamentals. We believe this is a sound basis for investing for long-term growth.

Although negative returns are disappointing, we are pleased that in such a dramatically down market, the International Fund was able to outperform our benchmark, the MSCI AC World Index ex. USA. During fiscal year, ended March 31, 2012, the Fund had returns of -2.20%, while the index returned -7.17%. We feel it is just as important, perhaps more important, to protect the Fund against dramatic losses in a down market as it is to generate strong positive returns in an up market. For the period, the Fund provided relatively good protection for a number of reasons.

Our belief in the power of the consumer in growing middle-class economies helped performance as we overweighted Consumer sectors, which performed well during the period. Our top two performers for the trailing 12 months were Consumer Staples companies Companhia de Bebidas das Americas ADS and Compania Cervecerias Unidas S.A. ADS. Both of these beverage companies have operations focused on the growing beer markets in Latin America, with both stocks benefiting from strong and steady revenue growth and a stable and growing dividend policy.

The Fund also benefited from a relatively low weighting in Financials. The upheaval in financial markets, led by debt and solvency fears in Europe, reverberated around the world and the sector in general was hit. Our limited exposure had negative returns but, again, much less so than in the benchmark which had close to one quarter of its holdings in Financials.

The Fund also found some positive returns in the Telecommunication sector, where TIM Participacoes, the number two Brazilian wireless provider, continued to grow its subscriber base. We believe this is still a solid long-term trend as the world’s consumers seem to have an endless appetite for wireless communication and new applications and products are hitting the market at a furious pace. We maintain a position in this company and feel it still has room to grow.

While our average cash position during the trailing 12 months was higher, at 8.31%, than our normal target range, it was actually a benefit to the Fund in a down market. We are looking to deploy some of that cash into high-conviction stocks, or to purchase additional shares of stocks in the portfolio when they experience a market decline and come within our valuation range.

While the European fiscal situation is still unresolved, and growth in China is expected to be slower than originally hoped, we still believe there are ample opportunities across the globe for investors to find growth. We stick with our fundamental strategy of selecting companies with trend-based, secular growth potential, screen for sound business practices and balance sheets, and then purchase when the stock is fairly valued. The Fund will reach its 5-year anniversary this December, and we hope to report favorable results that support our investment philosophy.

Buffalo Large Cap Fund

Over the last 12 months, investors were exposed to a wide array of market conditions. In the second quarter of calendar 2011, what had appeared to be a market on the way to strong recovery, took a turn when a devastating earthquake hit Japan, triggering a deadly tsunami, and a prolonged disruption of industrial supply lines out of that country. Toward the end of the summer, national politics fueled investor dismay as the U.S. Congress debated raising the debt ceiling. Additional challenges that contributed to the capital market jitters included: rising tensions in the Middle East, slowing growth in China, and the seemingly insurmountable issues of debt and insolvency in peripheral European countries. Yet, strong fourth quarter earnings for U.S. companies, as well as better than expected U.S. economic growth in late 2011 and early 2012, helped equities mount a strong ascent in the first calendar quarter of 2012. Sadly, many investors failed to capture this momentum as they remained too fearful to participate in equity markets.

The Buffalo Large Cap Fund had positive performance of 3.84% during fiscal 2012, underperforming the benchmark Russell 1000 Growth Index, which returned 11.02%. The Fund substantially underperformed in the back half of calendar 2011, July through December. In reflecting on the key factor that generated the underperformance, we concluded that our efforts to own names with valuation support based on free cash flow generation had led to a significant weighting in more contrarian or controversial stocks. As the market became more risk-averse, these equities sold off and meaningfully underperformed. Going forward, our priority is refocused on investing in secular growth companies. We aim to enter or add to these equities at attractive valuations. So while valuation remains important, the top priority is sustainable and profitable growth.

In further evaluating the annual performance relative to the benchmark, the Large Cap Fund had strong relative performance with regard to sector allocation. The underperformance was entirely driven by stock selection. In particular the stock selection was weakest in the Information Technology sector followed by the Energy sector. Over the past six to nine months, we made substantial efforts to reposition the Fund’s Technology investments. We exited Yahoo and Corning, both of which are highly cyclical and structurally challenged companies, and we added Oracle and Google, both of which are market leaders with sustainable growth profiles, strong operating margins, and reasonable valuations. Our poor relative performance in Information Technology was also affected by what we do not own versus the benchmark. For example, the Fund owned no shares of Apple during the period, a stock that appreciated over 70% since last April and has a substantial weighting in the benchmark.

Within the Energy sector, the Fund invests in more value-added, innovative industries as opposed to pure-play energy exploration and production companies. Entering the fiscal year, Schlumberger was our only exposure to the sector. Schlumberger underperformed the market during the year, driven by the oversupply of natural gas in North America given the plethora of drilling in shale formations as well as the weak demand resulting from warm winter. As natural gas pricing declined, margins came under pressure in North America and drilling activity declined. We viewed this situation as relatively short term, and increased the Fund’s Energy exposure late in the year, given the long-term growth prospects for these businesses globally and the attractive valuations.

Top contributors in the period were Qualcomm and eBay. Qualcomm is a key supplier to Apple and has benefited from the proliferation of mobile digital devices. eBay has had growth exceeding expectations as the company evolves into a leader in online and mobile payments. Key detractors in the period were Hospira and Schlumberger. Hospira, a generic drug manufacturer, was added to the Fund in the second calendar quarter of 2011. Subsequent to building a position in this stock, the operating performance was impacted by manufacturing compliance issues at several important plants, which led to a sell-off in the equity. We believe the issues at Hospira are addressable over the near to intermediate term and that over the long term generic injectable drugs and follow-on biologic drugs will have significant growth potential. We continue to hold the stock. Schlumberger detracted from performance for the reasons highlighted previously.

While the equity markets may trade sideways in the near term, digesting the gains achieved in the first quarter of calendar year 2012, we expect the Buffalo Large Cap Fund, which invests in large companies that address global markets, to appreciate over the intermediate to long term. We maintain the opinion that equities will provide more favorable returns for long-term investors than other asset classes like fixed income investments. We used last year’s volatility to upgrade the growth profile of the portfolio. While we do not anticipate the same level of volatility in 2012 as in 2011, given the more upbeat macroeconomic data, we remain focused on the long term and will use any short-term market dislocations as opportunities to add to our highest-conviction holdings at attractive valuations.

Buffalo Micro Cap Fund

At this time last year, equity markets were setting up for disappointment due to the growing optimism over improving economic conditions and signs that the recovery was becoming self-sustaining. That feeling quickly disappeared with a sequence of negative events that no one could have predicted. Japan was hit with a devastating earthquake and tsunami that threatened a nuclear disaster and disrupted manufacturing supply lines for months to come. Debt problems emerged in Europe, U.S. debt was downgraded by Standard & Poor’s, Washington DC was embroiled in political gridlock, and the Arab Spring created heightened tensions in the Middle East. Needless to say, most investors sought lower risk options as equity markets went on a dizzying ride of exaggerated swings. Despite all this negativity, U.S. equity markets rebounded strongly in the second half of the fiscal year due to stable economic growth rather than the collapse that many had expected.

Fortunately, the Buffalo Micro Cap Fund was able to successfully navigate the tremendous volatility over the past 12 months. As a result, the Fund was up 14.36%, which

    Portfolio Management Review

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outpaced the Russell Microcap Growth Index’s return of -1.31% for the period.

The primary reason for such outperformance lies mainly with strong stock selection. While the Fund had good stock performers in every sector, Information Technology provided the biggest boost. The Fund was heavily overweight in this sector relative to the benchmark, where Information Technology produced negative returns. The Fund’s strong positive returns are due to a few stand-out companies such as Guidewire Software, SPS Commerce, and Deltek. Guidewire, which makes software for the global property and casualty insurance industry, delivered exceptionally strong results in its first quarter as a public company. SPS Commerce, a provider of on-demand supply chain management solutions, continued to experience accelerating demand for its productivity enhancing suite of software products. Deltek, a supplier of software to project-based businesses, continued to make steady progress towards improving margins and renewed revenue growth.

The Financials sector also helped performance as well with our overweight position and good returns from MarketAxess Holdings, a company which facilitates online trading of fixed income securities. The company benefited in the period from growing fixed income volumes, an expanded network trading partners and increase market share.

While the Fund had negative performance from the Materials and Telecommunications sectors, the weighting in those two sectors was minimal so it had very little impact on the Fund overall. Due to our investment style and strategy, we tend to stay away from cyclical industries because of the inherent volatility in the business model — something we saw plenty of over the past 12 months. We continue to rely on the Firm’s trend-based analysis framework to help identify companies with strong secular growth drivers. This in turn helps identify business models that can perform in a variety of any market conditions.

While we are gratified by the outstanding performance of the Fund over the trailing 12 months, we continue to “expect the unexpected” and remain diligent in our management of the portfolio. Our objective, just as it has been in the past, is to continue to use volatility to the Fund’s advantage by proactively preparing for downturns in the market. One of the primary ways we do this is by using our in-house research capabilities. This not only helps us identify premier early-stage growth companies, but also prices that, in our opinion, provide shareholders an appropriate risk/reward profile. In terms of the investment landscape, the pace of technological innovation and product development for smaller companies continues at a rapid rate, and we believe that businesses in our investment universe have the potential to become the large cap companies of tomorrow. Our job is to go uncover those opportunities.

Buffalo Mid Cap Fund

Long-term investors have to learn that market cycles come and go, and economic headwinds can turn to tailwinds overnight. To succeed, we believe investors need to focus on strategy, fundamentals, and the quality and valuation of the stocks in their portfolio. The past 12 months have clearly demonstrated that, and many equity investors decided they were not up to a long-term commitment and headed for lower-risk bond alternatives. The wild volatility of the second and third quarters in 2011 shook the faint of heart out of the equity markets. Unfortunately, the risk-averse also missed the tremendous run-up stocks have enjoyed in the past two quarters.

The Buffalo Mid Cap Fund was knocked about during the choppy middle of 2011, but managed to finish the fiscal year ending 3/31/2012 with positive returns of 6.22%, beating the benchmark Russell Midcap Growth Index which returned 4.43% in the period.

The Fund’s outperformance during the trailing 12 months is mostly due to our allocation among sectors. The Fund was overweight the Consumer Discretionary sector relative to the benchmark, where this sector provided some of the strongest returns. Consumers began to spend more freely over the last few quarters, and stocks like UnderArmour, which continues to expand its global marketing reach, provided strong returns for the Fund.

We also benefited from our limited exposure to the Energy sector during the period, with this sector being the hardest hit in the benchmark. This was a particularly volatile time for oil and gas industries, and our avoidance of these volatile, cyclical stocks paid off well for the Fund.

A few holdings provided stand-out returns during the past year, helping to boost the Fund’s overall performance. Information Technology stocks Equinix and National Semiconductor had stellar returns, even in a sector that performed well overall. Equinix saw strong growth in data center spending and it was revealed that it was considering becoming a Real Estate Investment Trust (REIT) to enable it to enjoy a more favorable tax status and provide regular cash dividends to shareholders. National Semiconductor was acquired during the period by Texas Instruments. Healthcare stock Amylin had a breakthrough when its once-weekly injectable drug for Type II diabetes was approved by the FDA and a rumor of a buyout offer sent the stock soaring.

During the past 12 months, the Buffalo Mid Cap Fund passed its 10-year anniversary. This is a significant milestone for any mutual fund, and we were happy with the 10-year returns. We believe the Fund has great potential for performance as economies both in the U.S. and abroad continue to recover and expand. We feel that mid-sized companies should fare well as they can benefit from both well-established business models and broader market reach.

Buffalo Science & Technology Fund

We are pleased, as we look back over the past 12 months, to report that shareholders of the Buffalo Science and Technology Fund were rewarded for their trust in our investment process and strategy. Despite more than a little turbulence in equity markets over that period of time, the Fund generated positive returns in three of the four quarters of this past fiscal year, outperforming our benchmark for three of those quarters. For the fiscal year ended March 31, 2012, the Fund was up 11.50%.

Challenges were many during 2011, including supply line disruptions from the Japanese earthquake and tsunami, which delayed electronic manufacturing and sales globally. Unrest in the Middle East drove oil prices higher, affecting almost all segments of the market. Political gridlock in the U.S. and debt resolution gridlock in Europe created a general queasy feeling in the markets and left investors dazed and confused, wondering where to find returns.

The Buffalo Science and Technology Fund managed to find returns by investing in a strategic mix of sectors and companies with good business fundamentals and promising growth prospects. The Fund’s largest boost came from the Healthcare sector, where we are overweight relative to the Russell 3000 Growth Index and solid stock selection worked in our favor. Three of the top six contributors to the Fund were Healthcare stocks. Topping the list was Amylin Pharmaceuticals, which won FDA approval for its once-weekly injectable treatment for Type II diabetes. This news lifted the stock, as did strong execution on the launch of the drug as well as speculation regarding a takeover bid from Bristol-Myers Squibb. Our conviction in this company as it worked through the rigorous FDA testing phases was handsomely rewarded.

Investors in this Fund typically understand that we venture outside of typical technology sectors to look for growth through innovation and smart idea-generation. During the fiscal year, that strategy paid off as strong returns came from the Industrials and Telecommunication sectors. One example is Chart Industries, a provider of key equipment for the process of liquefaction of natural gas, which was strong throughout the year as the globalization of natural gas continued to grow.

The biggest drag on performance for the period was the Fund’s underweight in Apple, which had a breathtaking run over the last few quarters, up over 70%. While it was the second highest contributor to the Fund, our weighting is below the 5.11% weighting in the Russell 3000 Growth Index. We believe our smaller position was and is justified as a prudent move to control risk.

Overall, we are pleased with the performance of the Science and Technology Fund over the trailing 12 months. While some uncertainty remains for stocks for the balance of 2012, we continue to watch our portfolio closely and populate it with high-quality stocks with an eye toward long-term growth. We believe that innovation and discovery are creating exciting opportunities for companies to make newer and better products and services that improve life. The Fund is keen to find those companies and share their success with you, our investors.

Buffalo Small Cap Fund

A tale of two markets: It was the best of times. It was the worst of times. With apologies to Charles Dickens, we feel the past 12 months have demonstrated everything investors love and hate about stocks. The second and third quarters of 2011 were nauseatingly volatile, with global headlines driving wild market swings almost daily. Once the volatility subsided in the fourth quarter, investors discovered that, for all of the activity, the markets had ended the year virtually flat. Then, to reward those whose patience was not exhausted, equities surged in the first quarter of 2012, returning almost all stock indexes to their pre-recessionary levels and generating double-digit returns, to the delight of the true believers.

At Buffalo Funds, we are true believers in equities as a valuable long-term investment. Our conviction resulted in positive performance for the Buffalo Small Cap Fund, both absolute and relative to our benchmark, the Russell 2000 Growth Index. For the trailing 12-month period, the Fund returned 3.31% versus 0.68% for the Index.

The Fund enjoyed its biggest boost from the Healthcare sector, where strong stock picking led to outsized performance. In fact, three of the top five performers during the past fiscal year were Healthcare companies. Amylin Pharmaceuticals topped the list, with its signature diabetes drug Bydureon finally receiving FDA approval and rumors of a buyout offer for the company giving the stock a sizable run-up in the first quarter of this year. Athenahealth was the number two performer in the Fund as strong earnings paid off after the company had given disappointing guidance in the previous quarter. Align Technology, the maker of clear tooth alignment devices, continued to grow market share and increase revenues throughout the period.

In a volatile environment, the Fund fared well by its underweight in the cyclical Energy and Materials sectors.

    Portfolio Management Review

(Continued)

We typically limit our exposure to these sectors as we prefer to select companies and industries that, over the long term, are less likely to be affected by unit pricing and market fluctuations.

The biggest drag on performance came from the Industrials sector where two long-term holdings, Career Education Corporation and Monster Worldwide, could not seem to recover from the economic downturn. Neither company saw strong enough growth off the recessionary bottom due to company-specific factors. Accordingly, we have exited both positions.

Overall, we are pleased that the Small Cap Fund was able to outperform our benchmark for the trailing 12 months. We feel that our diligent efforts to reshape the portfolio with stocks of higher conviction have begun to bear fruit. While last year’s market contortions were certainly troubling for investors, we were able to use downturns to our advantage and purchase shares when they came into our target price range. We continue to look for these opportunities as they arise. We are grateful to our shareholders who have maintained their trust in our management style and philosophy and we hope to reward your trust with continued solid performance.

Sincerely,

John C. Kornitzer President, KCM	Kent W. Gasaway Sr. Vice President, KCM

Robert Male Sr. Vice President, KCM	Grant P. Sarris Sr. Vice President, KCM

William J. Kornitzer III Sr. Vice President, KCM

A basis point is one hundredth of a percentage point (0.01%)

    Investment Results

Total Returns as of March 31, 2012

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION

Buffalo China Fund (inception date 12/18/06)	1.75%	7.13%	-18.89%	-5.87%	N/A	-4.55%
MSCI China Free Index	N/A	9.92%	-12.83%	4.96%	N/A	5.91%
Hang Seng Index	N/A	11.51%	-12.63%	0.75%	N/A	1.31%

Buffalo Flexible Income Fund (inception date 8/12/94)	1.05%	5.16%	9.15%	5.32%	6.65%	7.30%
BofA Merrill Lynch High Yield Master Index II	N/A	5.15%	5.64%	7.84%	8.95%	7.95%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	7.54%	4.07%	2.53%	4.76%	6.94%

Buffalo Growth Fund (inception date 5/19/95)	1.00%	13.35%	8.78%	5.38%	5.24%	9.36%
Russell 1000 Growth Index	N/A	14.69%	11.02%	5.10%	4.28%	7.32%
Lipper Large Cap Growth Funds Index	N/A	17.15%	8.55%	3.88%	3.31%	6.33%

Buffalo High Yield Fund (inception date 5/19/95)	1.04%	5.33%	5.86%	7.16%	7.59%	7.85%
BofA Merrill Lynch High Yield Master Index II	N/A	5.15%	5.64%	7.84%	8.95%	7.56%
Lipper High Yield Bond Funds Index	N/A	5.74%	4.62%	5.74%	7.64%	6.03%

Buffalo International Fund (inception date 9/28/07)	1.18%	14.42%	-2.20%	N/A	N/A	-0.47%
MSCI AC World (ex U.S.) Index	N/A	11.23%	-7.17%	N/A	N/A	-4.39%
Lipper International Funds Index	N/A	12.56%	-6.81%	N/A	N/A	-4.64%

Buffalo Large Cap Fund (inception date 5/19/95)	1.04%	15.34%	3.84%	2.92%	3.35%	8.05%
Russell 1000 Growth Index	N/A	14.69%	11.02%	5.10%	4.28%	7.32%
Lipper Large-Cap Growth Funds Index	N/A	17.15%	8.55%	3.88%	3.31%	6.33%

Buffalo Micro Cap Fund (inception date 5/21/04)	1.55%	17.57%	14.36%	1.27%	N/A	5.31%
Russell Microcap Growth Index	N/A	16.34%	-1.31%	0.55%	N/A	3.82%
Lipper Micro-Cap Funds Index	N/A	13.89%	-0.33%	1.25%	N/A	5.62%

Buffalo Mid Cap Fund (inception date 12/17/01)	1.04%	15.06%	6.22%	5.24%	7.58%	7.49%
Russell Midcap Growth Index	N/A	14.52%	4.43%	4.44%	6.92%	6.67%
Lipper Mid-Cap Growth Funds Index	N/A	14.99%	1.19%	4.83%	6.25%	5.98%

Buffalo Science & Technology Fund (inception date 4/16/01)	1.03%	19.86%	11.50%	8.10%	7.58%	7.07%
Russell 3000 Growth Index	N/A	14.58%	10.14%	5.02%	4.42%	3.65%
Lipper Science & Technology Funds Index	N/A	20.55%	6.89%	6.34%	4.43%	2.26%

Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	14.48%	3.31%	3.32%	7.02%	11.82%
Russell 2000 Growth Index	N/A	13.28%	0.68%	4.15%	6.00%	3.38%
Lipper Small-Cap Growth Funds Index	N/A	14.16%	1.35%	3.16%	5.19%	4.66%

*	As reported in the Funds’ Prospectus dated July 29, 2011
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.
The Buffalo Flexible Income, International, China, Large Cap, Mid Cap, Science & Technology and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Micro Cap and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China. The Hang Seng Index is a free-float capitalization-weighted index of selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities, and Properties. The index was developed with a base level of 100 as of July 31, 1964. BofA Merrill Lynch High Yield Master Index II tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI AC World (ex U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Micro-Cap Funds Index is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification.

Divided yield is a ratio providing an estimate of the return per share on a stock investment based on the market price at the end of the reporting period.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, debt, lower- or non-rated securities and smaller companies.

Buffalo China Fund

Growth of a $10,000 Investment

Buffalo Flexible Income Fund

Growth of a $10,000 Investment

Buffalo Growth Fund

Growth of a $10,000 Investment

Buffalo High Yield Fund

Growth of a $10,000 Investment

Buffalo International Fund

Growth of a $10,000 Investment

Buffalo Large Cap Fund

Growth of a $10,000 Investment

Buffalo Micro Cap Fund

Growth of a $10,000 Investment

Buffalo Mid Cap Fund

Growth of a $10,000 Investment

Buffalo Science & Technology Fund

Growth of a $10,000 Investment

Buffalo Small Cap Fund

Growth of a $10,000 Investment

    Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11 – 3/31/12). This information is unaudited.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Flexible Income, China, International, Large Cap, Mid Cap, Science & Technology and Growth Funds within 60 days of purchase. The Buffalo High Yield, Micro Cap and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO CHINA FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,117.80	$9.74
Hypothetical (5% return before expenses)	$1,000.00	$1,006.60	$9.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,142.60	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,278.50	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,015.90	$4.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,105.10	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,014.80	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,210.50	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,013.50	$5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,249.40	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.30	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO MICRO CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,397.40	$9.05
Hypothetical (5% return before expenses)	$1,000.00	$1,009.90	$7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,267.20	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO SCIENCE & TECHNOLOGY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,326.00	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD OCTOBER 1, 2011 - MARCH 31, 2012*
Actual	$1,000.00	$1,350.60	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

    Allocation of Portfolio Holdings

Percentages represent market value as a percentage of total investments as of March 31, 2012.

BUFFALO CHINA FUND

Financials	27.44%
Energy	26.63%
Consumer Discretionary	19.57%
Utilities	7.31%
Consumer Staples	7.03%
Information Technology	6.36%
Health Care	2.54%
Materials	1.50%
Short-Term Investments	1.27%
Telecommunication Services	0.35%

100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	51.02%
Corporate Bonds	31.01%
Short-Term Investments	16.06%
Convertible Bonds	1.91%

100.00%

BUFFALO GROWTH FUND

Information Technology	36.66%
Health Care	12.69%
Consumer Discretionary	11.80%
Industrials	11.61%
Financials	9.87%
Materials	5.63%
Energy	5.17%
Short-Term Investments	4.78%
Consumer Staples	1.79%

100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	70.58%
Convertible Bonds	10.55%
Short-Term Investments	8.89%
Common Stocks	4.38%
Convertible Preferred Stocks	3.34%
Preferred Stocks	2.26%

100.00%

BUFFALO INTERNATIONAL FUND

Europe	60.36%
The Americas	15.67%
Asia	21.09%
Short-Term Investments	1.80%
Middle East	1.08%

100.00%

BUFFALO LARGE CAP FUND

Information Technology	32.98%
Consumer Discretionary	15.43%
Financials	15.10%
Health Care	15.04%
Industrials	7.80%
Energy	5.00%
Materials	3.61%
Short-Term Investments	2.89%
Consumer Staples	2.15%

100.00%

BUFFALO MICRO CAP FUND

Information Technology	43.31%
Health Care	17.52%
Industrials	12.91%
Financials	9.72%
Consumer Discretionary	7.38%
Short-Term Investments	6.02%
Materials	1.75%
Consumer Staples	1.39%

100.00%

BUFFALO MID CAP FUND

Information Technology	29.34%
Consumer Discretionary	28.89%
Financials	16.35%
Health Care	11.21%
Industrials	6.29%
Short-Term Investments	3.82%
Materials	2.43%
Consumer Staples	1.67%

100.00%

BUFFALO SCIENCE & TECHNOLOGY FUND

Information Technology	51.84%
Health Care	29.53%
Industrial	6.62%
Short-Term Investments	4.57%
Materials	4.07%
Energy	3.37%

100.00%

BUFFALO SMALL CAP FUND

Information Technology	31.03%
Consumer Discretionary	20.27%
Health Care	17.34%
Industrials	13.49%
Financials	11.44%
Short-Term Investments	3.52%
Consumer Staples	1.86%
Energy	1.05%

100.00%

    Buffalo China Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 88.84%
CONSUMER DISCRETIONARY — 17.61%
	Automobiles — 7.34%
706,000	Dongfeng Motor Group Co. Ltd. — Class H	$1,274,620
180,000	Great Wall Motor Company Ltd. — Class H	350,007

		1,624,627

	Specialty Retail — 9.06%
450,000	China ZhengTong Auto Services Holdings Ltd.(a)	450,837
3,320,000	Emperor Watch & Jewellery Ltd.	525,861
122,076	Lentuo International Inc. — ADR(a)	461,448
1,330,000	Oriental Watch Holdings Ltd.	566,901

		2,005,047

	Textiles, Apparel & Luxury Goods — 1.21%
110,000	Stella International Holdings Ltd.	266,871
	Total Consumer Discretionary (Cost $4,683,779)	3,896,545

CONSUMER STAPLES — 6.32%
	Food Products — 3.15%
271,000	Biostime International Holdings Ltd.	697,256

	Personal Products — 3.17%
1,900,000	Prince Frog International Holdings Ltd.	702,204
	Total Consumer Staples (Cost $1,195,001)	1,399,460

ENERGY — 23.97%
	Oil, Gas & Consumable Fuels — 23.97%
1,500	China Petroleum & Chemical Corp. — ADR	163,080
762,000	China Petroleum & Chemical Corp. — Class H	830,143
710,000	CNOOC Ltd.	1,459,214
1,200	CNOOC Ltd. — ADR	245,148
500,000	Kunlun Energy Company Ltd.	901,417
1,036,000	PetroChina Company Ltd.	1,464,840
1,700	PetroChina Company Ltd. — ADR	238,901
	Total Energy (Cost $4,171,208)	5,302,743

FINANCIALS — 24.69%
	Commercial Banks — 8.35%
1,380,000	Agricultural Bank of China Ltd. — Class H	591,767
800,000	Bank of China Ltd. — Class H	322,450
393,000	China Construction Bank — Class H	303,649
977,500	Industrial & Commercial Bank of China Ltd. — Class H	630,641

		1,848,507

	Insurance — 16.34%
325,000	AIA Group Ltd.	1,190,675
12,000	China Life Insurance Co., Ltd — ADR	466,440
415,000	China Life Insurance Co., Ltd. — Class H	1,076,839
741,800	PICC Property and Casuality Co. Ltd. — Class H(a)	882,646

		3,616,600
	Total Financials (Cost $5,815,032)	5,465,107

HEALTH CARE — 2.29%
	Biotechnology — 2.29%
34,200	3SBio, Inc. — ADR(a)	506,160
	Total Health Care (Cost $370,724)	506,160

    Buffalo China Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY — 5.73%
	Communications Equipment — 1.92%
156,000	AAC Technologies Holdings Inc.	$423,872

	Internet Software & Services — 3.81%
30,000	21Vianet Group Inc. — ADR(a)	340,500
18,000	Tencent Holdings Ltd	502,064

		842,564
	Total Information Technology (Cost $1,266,622)	1,266,436

MATERIALS — 1.35%
	Chemicals — 1.35%
394,000	China BlueChemical Ltd. — Class H	298,333
	Total Materials (Cost $251,077)	298,333

TELECOMMUNICATION SERVICES — 0.31%
	Diversified Telecommunication Services — 0.31%
144,000	China Communications Services Corp. Ltd. — Class H	69,538
	Total Telecommunication Services (Cost $76,533)	69,538

UTILITIES — 6.57%
	Gas Utilities — 4.59%
120,000	China Resources Gas Group Ltd.	229,630
165,000	ENN Energy Holdings Ltd.	569,438
300,000	Towngas China Company Ltd.	217,499

		1,016,567

	Independent Power Producers & Energy Traders — 1.98%
120,000	China Resources Power Holdings Company Ltd.	222,212
400,000	Huaneng Power International, Inc. — Class H	217,370

		439,582
	Total Utilities (Cost $1,427,696)	1,456,149

TOTAL COMMON STOCKS		19,660,471
(COST $19,257,672)

SHORT TERM INVESTMENTS — 1.14%
Investment Company — 1.14%
252,184	Fidelity Institutional Government Portfolio — 0.01%(b)	252,184
	Total Investment Company	252,184

TOTAL SHORT TERM INVESTMENTS		252,184
(COST $252,184)

TOTAL INVESTMENTS — 89.98%		19,912,655
(COST $19,509,856)

Other Assets in Excess of Liabilities — 10.02%		2,217,067

TOTAL NET ASSETS — 100.00%		$22,129,722

ADR — American Depositary Receipt

(a)	Non Income Producing
(b)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of March 31, 2012, the country diversification was as follows:

	FAIR VALUE	PERCENTAGE
China	15,539,405	70.22%
Hong Kong	4,121,066	18.62%

Total Common Stock	19,660,471	88.84%
Total Short Term Investment	252,184	1.14%

Total Investments	19,912,655	89.98%
Other Assets in Excess of Liabilities	2,217,067	10.02%

TOTAL NET ASSETS	$22,129,722	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 50.43%
CONSUMER DISCRETIONARY — 0.52%
	Hotels, Restaurants & Leisure — 0.52%
20,000	McDonald’s Corp.	$1,962,000
	Total Consumer Discretionary (Cost $1,457,184)	1,962,000

CONSUMER STAPLES — 14.33%
	Beverages — 3.76%
60,000	The Coca Cola Co.	4,440,600
15,000	Diageo plc — ADR(d)	1,447,500
100,000	Dr. Pepper Snapple Group, Inc.	4,021,000
65,000	PepsiCo, Inc.	4,312,750

		14,221,850

	Food & Staples Retailing — 3.37%
40,000	Costco Wholesale Corp.	3,632,000
255,000	Roundy’s, Inc.(a)	2,728,500
70,000	Sysco Corp.	2,090,200
70,000	Wal-Mart Stores, Inc.(b)	4,284,000

		12,734,700

	Food Products — 3.31%
95,000	Campbell Soup Co.	3,215,750
45,000	ConAgra Foods, Inc.	1,181,700
20,000	General Mills, Inc.	789,000
26,000	H.J. Heinz Co.(b)	1,392,300
40,000	Kellogg Co.	2,145,200
100,000	Kraft Foods Inc. — Class A	3,801,000

		12,524,950

	Household Products — 3.89%
72,000	The Clorox Co.(b)	4,949,999
25,000	Colgate-Palmolive Co.(b)	2,444,500
40,000	Kimberly-Clark Corp.(b)	2,955,600
65,000	The Procter & Gamble Co.	4,368,650

		14,718,749
	Total Consumer Staples (Cost $44,297,992)	54,200,249

ENERGY — 13.87%
	Energy Equipment & Services — 2.90%
120,000	Baker Hughes, Inc.(b)	5,032,800
100,000	Patterson-UTI Energy, Inc.(b)	1,729,000
60,000	Schlumberger Ltd.(b)(d)	4,195,800

		10,957,600

	Oil, Gas & Consumable Fuels — 10.97%
50,100	BP plc — ADR(d)	2,254,500
70,000	Chevron Corp.	7,506,800
100,000	ConocoPhillips	7,601,000
100,000	Exxon Mobil Corp.	8,673,000
20,000	Hess Corp.(b)	1,179,000
85,000	HollyFrontier Corp.(b)	2,732,750
10,000	Kinder Morgan Inc.	386,500
70,000	Marathon Oil Corp.	2,219,000
35,000	Marathon Petroleum Corp.	1,517,600

SHARES OR FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)
105,100	Royal Dutch Shell PLC — ADR(b)(d)	$7,370,663

		41,440,813
	Total Energy (Cost $39,154,412)	52,398,413

FINANCIALS — 2.60%
	Insurance — 2.60%
110,000	The Allstate Corp.	3,621,200
60,000	Chubb Corp.	4,146,600
60,000	Cincinnati Financial Corp.(b)	2,070,600
	Total Financials (Cost $7,661,692)	9,838,400

HEALTH CARE — 6.95%
	Health Care Equipment & Supplies — 0.40%
25,000	Baxter International, Inc.	1,494,500

	Pharmaceuticals — 6.55%
75,000	Abbott Laboratories(b)	4,596,750
50,000	Eli Lilly & Co.	2,013,500
60,000	GlaxoSmithKline, PLC — ADR(d)	2,694,600
125,000	Johnson & Johnson(b)	8,245,000
70,000	Merck & Co., Inc.(b)	2,688,000
200,000	Pfizer, Inc.	4,532,000

		24,769,850
	Total Health Care (Cost $22,540,974)	26,264,350

INDUSTRIALS — 5.91%
	Aerospace & Defense — 1.18%
60,000	The Boeing Co.(b)	4,462,200

	Commercial Services & Supplies — 1.95%
200,000	Pitney Bowes, Inc.	3,516,000
110,000	Waste Management Inc.	3,845,600

		7,361,600

	Industrial Conglomerates — 2.70%
24,400	3M Co.(b)	2,176,724
400,000	General Electric Co.	8,028,000

		10,204,724

	Machinery — 0.08%
5,000	Illinois Tool Works Inc.	285,600
	Total Industrials (Cost $20,416,140)	22,314,124

INFORMATION TECHNOLOGY — 2.61%
	Semiconductors & Semiconductor Equipment — 1.33%
100,000	Applied Materials, Inc.	1,244,000
135,000	Intel Corp.	3,794,850

		5,038,850

	Software — 1.28%
150,000	Microsoft Corp.	4,837,500
	Total Information Technology (Cost $7,248,997)	9,876,350

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 2.49%
	Chemicals — 0.86%
25,000	The Dow Chemical Co.	$866,000
45,000	E.I. du Pont de Nemours & Co.(b)	2,380,500

		3,246,500

	Metals & Mining — 1.63%
120,000	Newmont Mining Corp.(b)	6,152,400
	Total Materials (Cost $9,518,119)	9,398,900

TELECOMMUNICATION SERVICES — 0.26%
	Diversified Telecommunication Services — 0.26%
25,000	CenturyLink Inc.(b)	966,250
	Total Telecommunication Services (Cost $903,834)	966,250

UTILITIES — 0.89%
	Gas Utilities — 0.54%
105,000	Questar Corp.	2,022,300

	Multi-Utilities — 0.35%
25,000	OGE Energy Corp.	1,337,500
	Total Utilities (Cost $2,832,494)	3,359,800

TOTAL COMMON STOCKS		190,578,836
(COST $156,031,838)

CONVERTIBLE BONDS — 1.89%
CONSUMER DISCRETIONARY — 0.97%
	Media — 0.97%
$3,795,000	Live Nation Entertainment Inc. 2.875%, 07/15/2027	3,647,944
	Total Consumer Discretionary (Cost $3,489,723)	3,647,944

HEALTH CARE — 0.92%
	Biotechnology — 0.92%
3,500,000	Amylin Pharmaceuticals, Inc. 3.000%, 06/15/2014	3,486,875
	Total Health Care (Cost $3,253,234)	3,486,875

TOTAL CONVERTIBLE BONDS		7,134,819
(COST $6,742,957)

CORPORATE BONDS — 30.66%
CONSUMER DISCRETIONARY — 7.60%
	Diversified Consumer Services — 0.80%
3,000,000	Carriage Services, Inc. 7.875%, 01/15/2015	3,037,500

	Hotels, Restaurants & Leisure — 1.84%
3,400,000	Gaylord Entertainment Co. 6.750%, 11/15/2014	3,434,000
3,500,000	Isle of Capri Casinos 7.000%, 03/01/2014	3,500,000

		6,934,000

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)
	Leisure Equipment & Products — 0.57%
$2,200,000	Brunswick Corp. 7.375%, 09/01/2023	$2,167,000

	Media — 3.69%
9,500,000	Lions Gate Entertainment Inc.: 10.250%, 11/01/2016(d)	10,509,375
2,500,000	4.000%, 01/11/2017 (Acquired 01/11/2012, Cost $2,500,000)(c)(d)(e)(f)	3,425,650

		13,935,025

	Specialty Retail — 0.70%
1,000,000	Sonic Automotive, Inc. 9.000%, 03/15/2018	1,087,500
1,500,000	United Auto Group, Inc. 7.750%, 12/15/2016	1,565,640

		2,653,140
	Total Consumer Discretionary (Cost $26,487,372)	28,726,665

CONSUMER STAPLES — 2.00%
	Food & Staples Retailing — 1.06%
4,000,000	The Pantry, Inc. 7.750%, 02/15/2014	4,015,000

	Food Products — 0.94%
125,000	Post Holdings, Inc. 7.375%, 02/15/2022 (Acquired 01/27/2012, Cost $125,000)(c)(f)	131,250
3,000,000	Smithfield Foods, Inc. 7.750%, 07/01/2017	3,405,000

		3,536,250
	Total Consumer Staples (Cost $7,054,034)	7,551,250

ENERGY — 7.94%
	Energy Equipment & Services — 0.14%
350,000	Hornbeck Offshore Services, Inc.: 8.000%, 09/01/2017	369,250
150,000	5.875%, 04/01/2020 (Acquired 03/02/2012, Cost $150,000)(c)(f)	151,125

		520,375

	Oil, Gas & Consumable Fuels — 7.80%
3,000,000	Berry Petroleum Co. 8.250%, 11/01/2016	3,131,250
2,000,000	Frontier Oil Corp.: 8.500%, 09/15/2016	2,135,000
600,000	6.875%, 11/15/2018	627,000
5,470,000	Goodrich Petroleum Corp. 8.875%, 03/15/2019	5,333,250
2,500,000	Kodiak Oil & Gas Corp. 8.125%, 12/01/2019 (Acquired 01/19/2012 through 03/12/2012, Cost $2,639,129)(c)(d)(f)	2,646,875
5,000,000	Swift Energy Co. 7.125%, 06/01/2017	5,212,500
10,000,000	United Refining Co. 10.500%, 02/28/2018	10,374,999

		29,460,874
	Total Energy (Cost $28,530,995)	29,981,249

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

FINANCIALS — 0.28%
	Capital Markets — 0.28%
$40,000	Stifel Financial Corp. Senior Note 6.700%, 01/15/2022(a)	$1,061,000
	Total Financials (Cost $1,002,400)	1,061,000

HEALTH CARE — 3.71%
	Health Care Providers & Services — 2.81%
3,000,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	3,210,000
887,000	CHS/Community Health Systems, Inc. 8.875%, 07/15/2015	920,263
6,500,000	ExamWorks Group, Inc. 9.000%, 07/15/2019 (Acquired 12/16/25/2011 through 03/12/2012, Cost $6,193,191)(c)(f)	6,500,000

		10,630,263

	Pharmaceuticals — 0.90%
3,250,000	Warner Chilcott Corp. 7.750%, 09/15/2018(d)	3,404,375
	Total Health Care (Cost $13,209,430)	14,034,638

INDUSTRIALS — 5.87%
	Commercial Services & Supplies — 1.36%
3,000,000	Iron Mountain, Inc. 6.625%, 01/01/2016	3,007,500
2,000,000	RR Donnelley & Sons Co. 8.600%, 08/15/2016	2,130,000

		5,137,500

	Construction & Engineering — 1.13%
4,200,000	Tutor Perini Corp. 7.625%, 11/01/2018	4,263,000

	Consumer Services & Supplies — 0.65%
2,445,000	Interface, Inc. 9.500%, 02/01/2014(e)	2,449,597

	Electrical Equipment — 1.12%
4,000,000	Polypore International, Inc. 7.500%, 11/15/2017	4,240,000

	Road & Rail — 1.61%
2,000,000	Kansas City Southern de Mexico SA de CV 8.000%, 02/01/2018(d)	2,240,000
3,500,000	Quality Distribution LLC/QD Capital Corp. 9.875%, 11/01/2018	3,858,750

		6,098,750
	Total Industrials (Cost $21,209,201)	22,188,847

INFORMATION TECHNOLOGY — 3.26%
	Electronic Equipment, Instruments & Components — 1.83%
4,000,000	Kemet Corp.: 10.500%, 05/01/2018 (Acquired 3/22/2012, Cost $4,220,000)(c)(f)	4,320,000
2,375,000	10.500%, 05/01/2018	2,576,875

		6,896,875

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	IT Services — 0.87%
$3,000,000	iGATE Corp. 9.000%, 05/01/2016	$3,273,750

	Software — 0.56%
2,000,000	Audatex North America, Inc. 6.750%, 06/15/2018 (Acquired various dates, Cost $2,005,000)(c)(f)	2,110,000
	Total Information Technology (Cost $11,802,113)	12,280,625

TOTAL CORPORATE BONDS		115,824,274
(COST $109,295,545)

SHORT TERM INVESTMENTS — 15.87%
	Investment Company — 15.87%
36,000,000	Fidelity Institutional Government Portfolio — 0.01%(g)	36,000,000
23,976,772	The STIT-Treasury Portfolio — 0.02%(g)	23,976,772
	Total Investment Company	59,976,772

TOTAL SHORT TERM INVESTMENTS		59,976,772
(COST $59,976,772)

TOTAL INVESTMENTS		373,514,701
(COST $332,047,112) — 98.85%

Other Assets in Excess of Liabilities — 1.15%		4,336,659

TOTAL NET ASSETS — 100.00%		$377,851,360

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Portions of these investments are segregated as collateral for open written option contracts.
(c)	Restricted security deemed liquid. The total value of restricted securities is $19,284,900 (5.10% of net assets) at March 31, 2012.
(d)	Foreign Issued Security. The total value of these securities amounted to $40,189,338 (10.64% of net assets) at March 31, 2012.
(e)	Fair valued security. The total value of these securities amounted to $5,875,247 (1.55% of net assets) at March 31, 2012.
(f)	144A Security. The total value of these securities is $19,284,900 (5.10% of net assets) at March 31, 2012.
(g)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

    Buffalo Flexible Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2012

CONTRACTS		VALUE

CALL OPTIONS

50	3M Co.: Expiration: April 2012, Exercise Price: $90.00	$3,750
50	Expiration: May 2012, Exercise Price: $92.50	3,550
50	Abbott Laboratories Expiration: May 2012, Exercise Price: $57.50	19,000
100	Baker Hughes, Inc. Expiration: May 2012, Exercise Price: $50.00	1,500
200	The Boeing Co. Expiration: May 2012, Exercise Price: $80.00	4,200
50	CenturyLink Inc. Expiration: April 2012, Exercise Price: $40.00	250
200	Cincinnati Financial Corp. Expiration: June 2012, Exercise Price: $35.00	18,000
250	The Clorox Co. Expiration: April 2012, Exercise Price: $75.00	625
75	Colgate-Palmolive Co. Expiration: August 2012, Exercise Price: $100.00	12,900
50	E.I. du Pont de Nemours & Co. Expiration: July 2012, Exercise Price: $52.50	12,550
150	H.J. Heinz Co. Expiration: June 2012, Exercise Price: $55.00	9,750
200	Hess Corp. Expiration: August 2012, Exercise Price: $80.00	3,200
300	HollyFrontier Corp. Expiration: June 2012, Exercise Price: $38.00	16,500
450	Johnson & Johnson Expiration: April 2012, Exercise Price: $67.50	8,100
50	Kimberly-Clark Corp. Expiration: July 2012, Exercise Price: $75.00	5,550
100	Merck & Co., Inc. Expiration: May 2012, Exercise Price: $39.00	6,000
250	Newmont Mining Corp. Expiration: June 2012, Exercise Price: $60.00	10,750
400	Patterson-UTI Energy, Inc. Expiration: April 2012, Exercise Price: $22.00	1,000
51	Royal Dutch Shell PLC Expiration: May 2012, Exercise Price: $75.00	1,530
100	Schlumberger Ltd. Expiration: April 2012, Exercise Price: $80.00	800
400	Wal-Mart Stores, Inc. Expiration: June 2012, Exercise Price: $62.50	31,200
	Total Written Option (Premium received $209,626)	$170,705

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 95.52%
CONSUMER DISCRETIONARY — 11.84%
	Auto Components — 2.75%
234,700	Gentex Corp.	$5,750,150
252,300	Johnson Controls, Inc.	8,194,704

		13,944,854

	Hotels, Restaurants & Leisure — 4.23%
75,500	McDonald’s Corp.	7,406,550
152,900	Starwood Hotels & Resorts Worldwide, Inc.	8,625,089
75,400	Yum! Brands, Inc.	5,366,972

		21,398,611

	Household Durables — 2.25%
244,000	Harman International Industries, Inc.	11,421,640

	Specialty Retail — 1.75%
179,400	Abercrombie & Fitch Co. — Class A	8,900,034

	Textiles, Apparel & Luxury Goods — 0.86%
25,000	Ralph Lauren Corp.	4,358,250
	Total Consumer Discretionary (Cost $51,006,658)	60,023,389

CONSUMER STAPLES — 1.79%
	Beverages — 1.79%
122,700	The Coca Cola Co.	9,081,027
	Total Consumer Staples (Cost $7,687,999)	9,081,027

ENERGY — 5.19%
	Energy Equipment & Services — 5.19%
202,200	Baker Hughes, Inc.	8,480,268
106,200	Lufkin Industries, Inc.	8,565,030
132,600	Schlumberger Ltd.(b)	9,272,718
	Total Energy (Cost $30,252,136)	26,318,016

FINANCIALS — 9.90%
	Capital Markets — 5.87%
69,300	Affiliated Managers Group, Inc.(a)	7,748,433
48,400	The Goldman Sachs Group, Inc.	6,019,508
219,700	Northern Trust Corp.	10,424,765
85,700	T. Rowe Price Group Inc.	5,596,210

		29,788,916

	Diversified Financial Services — 4.03%
342,700	JPMorgan Chase & Co.	15,757,346
126,700	MSCI, Inc.(a)	4,663,827

		20,421,173
	Total Financials (Cost $43,703,738)	50,210,089

HEALTH CARE — 12.73%
	Health Care Equipment & Supplies — 4.81%
357,100	Align Technology, Inc.(a)	9,838,105
138,500	Baxter International, Inc.	8,279,530
90,400	Haemonetics Corp.(a)	6,299,072

		24,416,707

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Life Sciences Tools & Services — 2.94%
224,600	Agilent Technologies, Inc.(a)	$9,996,946
136,200	Charles River Laboratories International, Inc.(a)	4,915,458

		14,912,404

	Pharmaceuticals — 4.98%
165,600	Abbott Laboratories	10,149,624
93,300	Allergan, Inc.	8,903,619
93,900	Johnson & Johnson	6,193,644

		25,246,887
	Total Health Care (Cost $49,127,473)	64,575,998

INDUSTRIALS — 11.65%
	Aerospace & Defense — 1.98%
135,300	The Boeing Co.	10,062,261

	Air Freight & Logistics — 1.91%
105,500	FedEx Corp.	9,701,780

	Electrical Equipment — 1.91%
185,300	Emerson Electric Co.	9,668,954

	Industrial Conglomerates — 3.51%
84,900	3M Co.	7,573,929
508,800	General Electric Co.	10,211,616

		17,785,545

	Machinery — 2.34%
98,100	Chart Industries, Inc.(a)	7,193,673
91,700	The Timken Co.	4,652,858

		11,846,531
	Total Industrials (Cost $52,283,476)	59,065,071

INFORMATION TECHNOLOGY — 36.77%
	Communications Equipment — 9.33%
638,800	Cisco Systems, Inc.	13,510,620
571,800	Juniper Networks, Inc.(a)	13,082,784
125,200	Motorola Solutions, Inc.	6,363,916
210,500	QUALCOMM Inc.	14,318,211

		47,275,531

	Computers & Peripherals — 6.79%
34,600	Apple Inc.(a)	20,741,662
305,800	NetApp, Inc.(a)	13,690,666

		34,432,328

	Electronic Equipment, Instruments & Components — 1.37%
243,700	National Instruments Corp.	6,950,324

	Internet Software & Services — 7.04%
217,200	Akamai Technologies, Inc.(a)	7,971,240
249,900	Ancestry.com, Inc.(a)	5,682,726
297,000	eBay Inc.(a)	10,956,330
17,300	Google Inc. — Class A(a)	11,093,452

		35,703,748

	IT Services — 1.52%
65,500	Visa Inc.	7,729,000

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 6.57%
183,100	Altera Corp.	$7,291,042
599,900	Applied Materials, Inc.	7,462,756
317,200	Broadcom Corp. — Class A	12,465,960
112,300	KLA-Tencor Corp.	6,111,366

		33,331,124

	Software — 4.15%
520,340	Electronic Arts Inc.(a)	8,575,203
427,900	Oracle Corp.	12,477,564

		21,052,767
	Total Information Technology (Cost $154,828,362)	186,474,822

MATERIALS — 5.65%
	Chemicals — 5.65%
141,400	E.I. du Pont de Nemours & Co.	7,480,060
57,700	FMC Corp.	6,108,122
123,600	Monsanto Co.	9,858,336
45,300	Praxair, Inc.	5,193,192
	Total Materials (Cost $24,119,101)	28,639,710

TOTAL COMMON STOCKS		484,388,122
(COST $413,008,943)

SHORT TERM INVESTMENTS — 4.79%
INVESTMENT COMPANY — 4.79%
24,295,994	Fidelity Institutional Government Portfolio — 0.01%(c)	24,295,994
	Total Investment Company	24,295,994

TOTAL SHORT TERM INVESTMENTS		24,295,994
(COST $24,295,994)

TOTAL INVESTMENTS		508,684,116
(COST $437,304,937) — 100.31%

Liabilities in Excess of Other Assets — (0.31)%		(1,547,779)

TOTAL NET ASSETS — 100.00%		$507,136,337

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $9,272,718 (1.83% of net assets) at March 31, 2012.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 4.31%
CONSUMER DISCRETIONARY — 1.13%
	Hotels, Restaurants & Leisure — 1.13%
121,334	WMS Industries Inc.(a)	$2,879,256
	Total Consumer Discretionary (Cost $1,600,188)	2,879,256

CONSUMER STAPLES — 0.92%
	Food & Staples Retailing — 0.40%
95,000	Roundy’s, Inc.(a)	1,016,500

	Food Products — 0.52%
35,000	Kraft Foods Inc. — Class A	1,330,350
	Total Consumer Staples (Cost $1,880,394)	2,346,850

FINANCIALS — 0.63%
	Diversified Financial Services — 0.63%
35,000	JPMorgan Chase & Co.	1,609,300
	Total Financials (Cost $1,604,106)	1,609,300

HEALTH CARE — 1.63%
	Pharmaceuticals — 1.63%
48,000	Abbott Laboratories	2,941,920
19,000	Johnson & Johnson	1,253,240
	Total Health Care (Cost $3,344,228)	4,195,160

SPECIAL PURPOSE ENTITY — 0.00%
	Broadcasting (except Internet) — 0.00%
725,000	Adelphia Recovery Trust(a)(b)(d)	—
	Total Special Purpose Entity (Cost $712,005)	—

TOTAL COMMON STOCKS		11,030,566
(COST $9,140,921)

CONVERTIBLE PREFERRED STOCKS — 3.28%
CONSUMER DISCRETIONARY — 0.81%
	Media — 0.81%
2,005	The Interpublic Group of Companies, Inc.	2,080,689
	Total Consumer Discretionary (Cost $2,015,050)	2,080,689

FINANCIALS — 1.51%
	Commercial Banks — 1.51%
108,200	Boston Private Capital Trust I(a)	3,854,625
	Total Financials (Cost $5,342,000)	3,854,625

HEALTH CARE — 0.96%
	Health Care Providers & Services — 0.96%
2,500	HealthSouth Corp.	2,463,125
	Total Health Care (Cost $2,563,619)	2,463,125

TOTAL CONVERTIBLE PREFERRED STOCKS		8,398,439
(COST $9,920,669)

SHARES OR FACE AMOUNT		FAIR VALUE*

PREFERRED STOCKS — 2.22%
FINANCIALS — 2.22%
	Capital Markets — 0.97%
50,000	AMG Capital Trust I(a)	$2,490,625

	Real Estate Management & Development — 1.25%
125,000	Firstservice Corp.(e)	3,193,750
	Total Financials (Cost $5,032,681)	5,684,375

TOTAL PREFERRED STOCKS		5,684,375
(COST $5,032,681)

CONVERTIBLE BONDS — 11.37%
CONSUMER DISCRETIONARY — 0.99%
	Media — 0.99%
$1,000,000	The Interpublic Group of Companies, Inc. 4.750%, 03/15/2023	1,148,750
1,000,000	Lions Gate Entertainment Inc. 4.000%, 01/11/2017 (Acquired 01/11/2012, Cost $1,000,000)(c)(d)(e)(f)	1,370,260
	Total Consumer Discretionary (Cost $1,990,00)	2,519,010

CONSUMER STAPLES — 0.12%
	Food & Staples Retailing — 0.12%
300,000	The Pantry, Inc. 3.000%, 11/15/2012	301,875
	Total Consumer Staples (Cost $286,094)	301,875

ENERGY — 1.91%
	Energy Equipment & Services — 1.91%
4,500,000	Hornbeck Offshore Services, Inc. 1.625%, 11/15/2026	4,874,400
	Total Energy (Cost $4,058,326)	4,874,400

FINANCIALS — 0.54%
	Capital Markets — 0.54%
1,300,000	Janus Capital Group, Inc. 3.250%, 07/15/2014	1,387,750
	Total Financials (Cost $1,304,378)	1,387,750

HEALTH CARE — 4.40%
	Biotechnology — 1.17%
3,000,000	Amylin Pharmaceuticals, Inc. 3.000%, 06/15/2014	2,988,750

	Health Care Equipment & Supplies — 1.94%
2,000,000	NuVasive, Inc.: 2.250%, 03/15/2013	1,985,000
500,000	2.750%, 07/01/2017	428,750
1,800,000	SonoSite, Inc. 3.750%, 07/15/2014	2,553,750

		4,967,500

	Life Sciences Tools & Services — 1.29%
3,250,000	Charles River Laboratories International, Inc. 2.250%, 06/15/2013	3,290,625
	Total Health Care (Cost $10,190,891)	11,246,875

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS — 2.07%
	Commercial Services & Supplies — 0.45%
$1,000,000	Covanta Holding Corp. 3.250%, 06/01/2014	$1,153,750

	Electrical Equipment — 0.83%
2,000,000	General Cable Corp. 4.500%, 11/15/2029	2,117,500

	Machinery — 0.12%
250,000	Chart Industries, Inc. 2.000%, 08/01/2018	321,250

	Trading Companies & Distributors — 0.67%
710,000	WESCO International, Inc. 6.000%, 09/15/2029	1,716,425
	Total Industrials (Cost $3,837,631)	5,308,925

INFORMATION TECHNOLOGY — 1.25%
	Internet Software & Services — 1.25%
3,000,000	DealerTrack Holdings, Inc. 1.500%, 03/15/2017 (Acquired 2/29/2012, Cost $3,000,000)(c)(f)	3,210,000
	Total Information Technology (Cost $3,000,000)	3,210,000

MATERIALS — 0.09%
	Metals & Mining — 0.09%
200,000	Steel Dynamics, Inc. 5.125%, 06/15/2014	227,750
	Total Materials (Cost $200,000)	227,750

TOTAL CONVERTIBLE BONDS		29,076,585
(COST $24,867,320)

CORPORATE BONDS — 68.45%
CONSUMER DISCRETIONARY — 26.22%
	Diversified Consumer Services — 3.40%
3,000,000	Carriage Services, Inc. 7.875%, 01/15/2015	3,037,500
4,800,000	Education Management LLC 8.750%, 06/01/2014	4,632,000
1,000,000	Monitronics International Inc. 9.125%, 04/01/2020 (Acquired 3/16/2012, Cost $1,000,000)(c)(f)	1,017,500

		8,687,000

	Hotels, Restaurants & Leisure — 5.04%
600,000	Cedar Fair L.P. 9.125%, 08/01/2018	676,500
3,000,000	Gaylord Entertainment Co. 6.750%, 11/15/2014	3,030,000
1,178,000	Isle of Capri Casinos 7.000%, 03/01/2014	1,178,000
1,600,000	Penn National Gaming, Inc. 8.750%, 08/15/2019	1,804,000
1,450,000	Royal Caribbean Cruises Ltd.: 7.000%, 06/15/2013(e)	1,522,500
1,615,000	7.500%, 10/15/2027(e)	1,631,150

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)
$350,000	Scientific Games International Inc. 7.875%, 06/15/2016 (Acquired 12/23/2010, Cost $350,875)(c)(f)	$366,625
1,000,000	Speedway Motorsports, Inc.: 8.750%, 06/01/2016	1,100,000
500,000	6.750%, 02/01/2019	522,500
1,000,000	Vail Resorts, Inc. 6.500%, 05/01/2019	1,055,000

		12,886,275

	Household Durables — 0.90%
2,000,000	Jarden Corp. 7.500%, 05/01/2017	2,210,000
85,000	Sealy Mattress Co. 10.875%, 04/15/2016 (Acquired 05/15/2009, Cost $82,928)(c)(f)	92,438

		2,302,438

	Internet & Catalog Retail — 0.43%
1,000,000	HSN, Inc. 11.250%, 08/01/2016	1,090,010

	Leisure Equipment & Products — 1.15%
3,000,000	Brunswick Corp. 7.375%, 09/01/2023	2,955,000

	Media — 7.50%
500,000	Interactive Data Corp. 10.250%, 08/01/2018	568,750
1,750,000	Lamar Media Corp.: 6.625%, 08/15/2015	1,798,125
1,000,000	6.625%, 08/15/2015	1,027,500
250,000	5.875%, 02/01/2022 (Acquired 01/26/2012, Cost $250,000)(c)(f)	255,625
8,000,000	Lions Gate Entertainment Inc. 10.250%, 11/01/2016(e)	8,849,999
2,500,000	MDC Partners Inc. 11.000%, 11/01/2016(e)	2,737,500
2,300,000	Regal Entertainment Group 9.125%, 08/15/2018	2,530,000
1,325,000	Ticketmaster Entertainment, Inc. 10.750%, 08/01/2016	1,432,656

		19,200,155

	Specialty Retail — 4.50%
700,000	Asbury Automotive Group, Inc. 7.625%, 03/15/2017	728,875
2,000,000	AutoNation, Inc. 7.000%, 04/15/2014	2,007,520
3,525,000	Sonic Automotive, Inc. 9.000%, 03/15/2018	3,833,438
4,725,000	United Auto Group, Inc. 7.750%, 12/15/2016	4,931,766

		11,501,599

	Textiles, Apparel & Luxury Goods — 3.30%
4,500,000	Oxford Industries, Inc. 11.375%, 07/15/2015	4,876,875
3,120,000	Phillips Van-Heusen 7.750%, 11/15/2023	3,557,580

		8,434,455
	Total Consumer Discretionary (Cost $64,625,758)	67,056,932

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER STAPLES — 7.24%
	Food & Staples Retailing — 2.95%
$4,750,000	The Pantry, Inc. 7.750%, 02/15/2014	$4,767,813
2,000,000	SUPERVALU Inc. 8.000%, 05/01/2016	2,105,000
600,000	Susser Holdings LLC / Susser Finance Corp. 8.500%, 05/15/2016	661,500

		7,534,313

	Food Products — 1.31%
100,000	Darling International, Inc. 8.500%, 12/15/2018	112,000
125,000	Post Holdings, Inc. 7.375%, 02/15/2022 (Acquired 01/27/2012, Cost $125,000)(c)(f)	131,250
2,750,000	Smithfield Foods, Inc. 7.750%, 07/01/2017	3,121,250

		3,364,500

	Personal Products — 2.98%
4,000,000	Prestige Brands Inc. 8.250%, 04/01/2018	4,390,000
3,000,000	Revlon Consumer Products Corp. 9.750%, 11/15/2015	3,240,000

		7,630,000
	Total Consumer Staples (Cost $17,371,190)	18,528,813

ENERGY — 7.67%
	Energy Equipment & Services — 0.76%
600,000	Hornbeck Offshore Services, Inc. 5.875%, 04/01/2020 (Acquired 03/02/2012, Cost $602,500)(c)(f)	604,500
1,000,000	Parker Drilling Co. 9.125%, 04/01/2018	1,065,000
250,000	SESI, LLC 7.125%, 12/15/2021 (Acquired 11/21/2011, Cost $250,000)(c)(f)	271,250

		1,940,750

	Oil, Gas & Consumable Fuels — 6.91%
665,000	Berry Petroleum Co.: 10.250%, 06/01/2014	771,400
2,000,000	8.250%, 11/01/2016	2,087,500
1,750,000	Concho Resources, Inc.: 8.625%, 10/01/2017	1,925,000
550,000	6.500%, 01/15/2022	583,000
100,000	Continental Resources, Inc. 8.250%, 10/01/2019	112,250
1,000,000	Frontier Oil Corp. 6.875%, 11/15/2018	1,045,000
4,200,000	Goodrich Petroleum Corp. 8.875%, 03/15/2019	4,095,000
3,000,000	Inergy LP/Inergy Finance Corp. 6.875%, 08/01/2021	2,902,500
4,000,000	United Refining Co. 10.500%, 02/28/2018	4,150,000

		17,671,650
	Total Energy (Cost $18,961,410)	19,612,400

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 4.54%
	Health Care Providers & Services — 3.10%
	Acadia Healthcare Co., Inc.
$3,000,000	12.875%, 11/01/2018	$3,210,000
	CHS/Community Health Systems, Inc.
1,183,000	8.875%, 07/15/2015	1,227,363
	ExamWorks Group, Inc.
3,500,000	9.000%, 07/15/2019 (Acquired 07/14/2011 through 02/29/2012, Cost $3,290,411)(c)(f)	3,500,000

		7,937,363

	Pharmaceuticals — 1.44%
	Warner Chilcott Corp.
3,500,000	7.750%, 09/15/2018(e)	3,666,250
	Total Health Care (Cost $10,975,282)	11,603,613

INDUSTRIALS — 16.41%
	Aerospace & Defense — 4.47%
	AAR Corp.
3,000,000	7.250%, 01/15/2022 (Acquired 01/13/2012, Cost $2,948,040)(c)(f)	3,067,500
	Kratos Defense & Security Solutions, Inc.
2,500,000	10.000%, 06/01/2017	2,718,750
	TransDigm, Inc.
2,000,000	7.750%, 12/15/2018	2,175,000
	Triumph Group Inc.:
2,150,000	8.000%, 11/15/2017	2,354,250
1,000,000	8.625%, 07/15/2018	1,125,000

		11,440,500

	Commercial Services & Supplies — 3.79%
	Casella Waste Systems, Inc.
2,410,000	7.750%, 02/15/2019	2,397,950
	Cenveo Corp.
792,000	7.875%, 12/01/2013	760,320
	Covanta Holding Corp.
1,000,000	7.250%, 12/01/2020	1,080,859
	Interface, Inc.
2,909,000	9.500%, 02/01/2014(d)	2,914,469
	Mobile Mini, Inc.
2,500,000	6.875%, 05/01/2015	2,537,500

		9,691,098

	Construction & Engineering — 1.47%
	Tutor Perini Corp.
3,700,000	7.625%, 11/01/2018	3,755,500

	Electrical Equipment — 0.41%
	Polypore International, Inc.
1,000,000	7.500%, 11/15/2017	1,060,000

	Machinery — 1.51%
	Altra Holdings, Inc.
1,500,000	8.125%, 12/01/2016	1,620,000
	American Railcar Industries, Inc.
2,200,000	7.500%, 03/01/2014	2,233,000

		3,853,000

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Road & Rail — 4.76%
	Kansas City Southern de Mexico SA de CV(e):
$4,000,000	8.000%, 02/01/2018	$4,479,999
2,000,000	6.625%, 12/15/2020	2,180,000
2,000,000	6.125%, 06/15/2021	2,172,500
	Quality Distribution LLC/QD Capital Corp.
3,025,000	9.875%, 11/01/2018	3,335,063

		12,167,562
	Total Industrials (Cost $39,312,879)	41,967,660

INFORMATION TECHNOLOGY — 5.73%
	Electronic Equipment, Instruments & Components — 1.91%
	Kemet Corp.
4,500,000	10.500%, 05/01/2018	4,882,500

	Internet Software & Services — 0.11%
	Equinix, Inc.
250,000	7.000%, 07/15/2021	275,000

	IT Services — 2.13%
	iGATE Corp.
5,000,000	9.000%, 05/01/2016	5,456,250

	Semiconductors & Semiconductor Equipment — 0.96%
	KLA-Tencor Corp.
500,000	6.900%, 05/01/2018	596,910
	National Semiconductor Corp.
1,500,000	6.600%, 06/15/2017	1,852,547

		2,449,457

	Software — 0.62%
	Audatex North America, Inc.
1,500,000	6.750%, 06/15/2018 (Acquired 6/10/2011, Cost $1,500,000)(c)(f)	1,582,500
	Total Information Technology (Cost $13,257,776)	14,645,707

MATERIALS — 0.21%
	Metals & Mining — 0.21%
	Steel Dynamics, Inc.
500,000	7.625%, 03/15/2020	543,750
	Total Materials (Cost $500,000)	543,750

TELECOMMUNICATION SERVICES — 0.43%
	Diversified Telecommunications — 0.43%
	Level 3 Financing, Inc.
1,000,000	10.000%, 02/01/2018	1,100,000
	Total Telecommunication Services (Cost $1,069,105)	1,100,000

TOTAL CORPORATE BONDS		175,058,875
(COST $164,073,400)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 8.74%
	INVESTMENT COMPANY — 8.74%
22,355,590	Fidelity Institutional Government Portfolio — 0.01%(g)	$22,355,590
	Total Investment Company	22,355,590

	TOTAL SHORT TERM INVESTMENTS	22,355,590
	(COST $22,355,590)

	TOTAL INVESTMENTS — 98.37%	251,604,430
	(COST $235,390,581)

	Other Assets in Excess of Liabilities — 1.63%	4,166,172

	TOTAL NET ASSETS — 100.00%	$255,770,602

(a)	Non Income Producing
(b)	Illiquid Security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2012.
(c)	Restricted security deemed liquid. The total value of restricted securities is $15,469,448 (6.05% of net assets) at March 31, 2012.
(d)	Fair valued security. The total value of these securities amounted to $4,284,729 (1.68% of net assets) at March 31, 2012.
(e)	Foreign issued security. The total value of these securities amounted to $31,803,908 (12.43% of net assets) at March 31, 2012.
(f)	144A Security. The total value of these securities is $15,469,448 (6.05% of net assets) at March 31, 2012.
(g)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 86.82%
AUSTRALIA — 0.61%
	Metals & Mining — 0.61%
6,000	BHP Billiton Ltd. — ADR	$434,400
	Total Australia (Cost $437,098)	434,400

BRAZIL — 7.15%
	Diversified Financial Services — 1.60%
184,320	BM&F Bovespa SA	1,129,881

	Health Care Providers & Services — 1.94%
58,200	Diagnosticos da America SA	447,312
70,000	Fleury SA	925,690

		1,373,002

	Real Estate Management & Development — 1.17%
36,000	BR Properties SA	459,897
16,000	Iguatemi Empresa de Shopping Centers SA	367,252

		827,149

	Wireless Telecommunication Services — 2.44%
53,630	Tim Participacoes SA — ADR	1,730,104
	Total Brazil (Cost $4,749,978)	5,060,136

CANADA — 0.42%
	Metals & Mining — 0.42%
8,400	Teck Resources Ltd. — Class B	299,544
	Total Canada (Cost $300,015)	299,544

CHILE — 1.80%
	Beverages — 1.80%
16,200	Compania Cervecerias Unidas S.A. — ADR	1,274,778
	Total Chile (Cost $794,327)	1,274,778

CHINA — 4.61%
	Automobiles — 0.76%
300,000	Dongfeng Motor Group Co. Ltd. — Class H	541,623

	Biotechnology — 1.19%
57,000	3SBio, Inc. — ADR(a)	843,600

	Food Products — 0.31%
84,500	Biostime International Holdings Ltd.	217,410

	Health Care Equipment & Supplies — 0.79%
17,000	Mindray Medical International Ltd. — ADR	560,490

	IT Services — 0.26%
347,000	Travelsky Technology Ltd. — Class H	181,866

	Specialty Retail — 1.30%
100,000	China ZhengTong Auto Services Holdings Ltd.(a)	100,186
217,500	Lentuo International Inc. — ADR(a)	822,150

		922,336
	Total China (Cost $3,218,096)	3,267,325

SHARES OR FACE AMOUNT		FAIR VALUE*

FRANCE — 12.27%
	Beverages — 2.62%
9,000	Pernod Ricard SA	$941,064
9,000	Remy Cointreau SA	914,656

		1,855,720

	Chemicals — 1.32%
7,000	Air Liquide SA	933,221

	Electrical Equipment — 1.57%
17,000	Schneider Electric	1,110,751

	Energy Equipment & Services — 1.91%
11,500	Technip SA	1,354,773

	Food Products — 1.78%
18,100	DANONE S.A.	1,262,527

	Multiline Retail — 0.49%
2,000	PPR	344,096

	Software — 1.51%
11,600	Dassault Systemes S.A.	1,067,344

	Textiles, Apparel & Luxury Goods — 1.07%
4,400	LVMH Moet Hennessy Louis Vuitton SA	756,132
	Total France (Cost $7,621,399)	8,684,564

GERMANY — 14.24%
	Automobiles — 0.57%
7,500	Bayerische Motoren Werke (BMW) AG — ADR	224,400
2,000	Bayerische Motoren Werke (BMW) AG	179,864

		404,264

	Chemicals — 1.01%
4,000	Linde AG	717,801

	Food Products — 0.70%
2,200	KWS Saat AG	495,872

	Health Care Equipment & Supplies — 1.98%
13,700	Fresenius SE	1,404,917

	Household Products — 2.15%
24,400	Henkel AG & Co. KGaA	1,522,986

	Industrial Conglomerates — 0.64%
4,500	Siemens AG — ADR	453,780

	Pharmaceuticals — 1.90%
3,000	Bayer AG — ADR	210,870
16,100	Bayer AG	1,132,469

		1,343,339

	Software — 1.72%
17,400	SAP AG — ADR	1,214,868

	Textiles, Apparel & Luxury Goods — 3.57%
17,700	Adidas AG	1,381,931
3,200	Puma AG Rudolf Dassler Sport	1,142,933

		2,524,864
	Total Germany (Cost $8,575,055)	10,082,691

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HONG KONG — 6.07%
	Hotels, Restaurants & Leisure — 0.27%
120,000	Mandarin Oriental International Ltd.	$193,800

	Industrial Conglomerates — 4.00%
28,184	Jardine Matheson Holding Ltd.	1,409,200
46,695	Jardine Strategic Holdings Ltd.(a)	1,424,664

		2,833,864

	Specialty Retail — 0.87%
235,000	Belle International Holdings Ltd.	421,850
450,000	Oriental Watch Holdings Ltd.	191,809

		613,659

	Textiles, Apparel & Luxury Goods — 0.93%
270,000	Stella International Holdings Ltd.	655,047
	Total Hong Kong (Cost $4,016,094)	4,296,370

INDIA — 1.38%
	Pharmaceuticals — 1.38%
28,300	Dr. Reddy’s Laboratories Ltd. — ADR	978,048
	Total India (Cost $721,953)	978,048

ISRAEL — 0.99%
	Pharmaceuticals — 0.99%
15,600	Teva Pharmaceutical Industries Ltd. — ADR	702,936
	Total Israel (Cost $656,068)	702,936

ITALY — 0.29%
	Textiles, Apparel & Luxury Goods — 0.29%
10,000	Salvatore Ferragamo Italia SpA(a)	207,258
	Total Italy (Cost $205,283)	207,258

JAPAN — 2.07%
	Electronic Equipment, Instruments & Components — 0.42%
34,000	Nippon Electric Glass Co., Ltd.	295,349

	Machinery — 1.25%
5,000	FANUC CORP.	886,794

	Tobacco — 0.40%
50	JAPAN TOBACCO INC.	281,503
	Total Japan (Cost $1,527,945)	1,463,646

LUXEMBOURG — 1.91%
	Wireless Telecommunication Services — 1.91%
11,900	Millicom International Cellular SA(a)	1,349,043
	Total Luxembourg (Cost $890,509)	1,349,043

MALAYSIA — 1.97%
	Airlines — 1.67%
1,055,000	AirAsia BHD	1,188,102

	Hotels, Restaurants & Leisure — 0.30%
100,000	QSR Brands Bhd	208,911
	Total Malaysia (Cost $673,270)	1,397,013

SHARES OR FACE AMOUNT		FAIR VALUE*

MEXICO — 1.47%
	Food & Staples Retailing — 0.75%
15,800	Wal-Mart de Mexico SAB de CV — ADR	$530,406

	Wireless Telecommunication Services — 0.72%
20,600	America Movil SAB de CV — ADR	511,498
	Total Mexico (Cost $910,366)	1,041,904

NETHERLANDS — 2.81%
	Food Products — 1.78%
37,000	Unilever NV — NY Shares — ADR	1,259,110

	Semiconductors & Semiconductor Equipment — 1.03%
14,500	ASML Holding N.V. — NY Shares — ADR	727,030
	Total Netherlands (Cost $1,730,479)	1,986,140

NORWAY — 0.83%
	Commercial Services & Supplies — 0.83%
72,000	Tomra Systems Asa	587,910
	Total Norway (Cost $437,067)	587,910

SINGAPORE — 0.88%
	Semiconductors & Semiconductor Equipment — 0.88%
16,070	Avago Technologies Ltd.	626,248
	Total Singapore (Cost $545,220)	626,248

SPAIN — 1.35%
	Specialty Retail — 1.35%
10,000	Industria de Diseno Textil, S.A. (Inditex)	957,868
	Total Spain (Cost $844,268)	957,868

SWEDEN — 0.74%
	Communications Equipment — 0.74%
50,500	Telefonaktirbolaget LM Ericsson — ADR	520,655
	Total Sweden (Cost $655,166)	520,655

SWITZERLAND — 11.21%
	Capital Markets — 3.53%
92,900	GAM Holding AG	1,353,313
28,400	Julius Baer Group Ltd.	1,146,445

		2,499,758

	Chemicals — 1.83%
18,800	Syngenta Ag — ADR	1,294,004

	Electrical Equipment — 1.65%
57,400	ABB Ltd. — ADR	1,171,534

	Food Products — 1.93%
800	Barry Callebaut Ag	801,595
9,000	Nestle SA	566,301

		1,367,896

	Marine — 0.29%
1,500	Kuehne + Nagel International AG	202,891

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

SWITZERLAND (Continued)
	Textiles, Apparel & Luxury Goods — 1.98%
16,500	Compagnie Financiere Richemont SA — Class BR A	$1,034,563
800	The Swatch Group AG	368,229

		1,402,792
	Total Switzerland (Cost $6,939,650)	7,938,875

TAIWAN, PROVINCE OF CHINA — 1.82%
	Semiconductors & Semiconductor Equipment — 1.82%
84,281	Taiwan Semiconductor Manufacturing Company Ltd. — ADR	1,287,814
	Total Taiwan, Province of China (Cost $858,239)	1,287,814

UNITED KINGDOM — 9.93%
	Beverages — 2.28%
12,600	Diageo plc — ADR	1,215,900
10,000	SABMiller plc	401,392

		1,617,292

	Capital Markets — 2.48%
41,500	Schroders PLC	1,048,784
35,500	Schroders PLC	704,095

		1,752,879

	Energy Equipment & Services — 0.86%
22,000	Petrofac Ltd.	612,284

	Health Care Equipment & Supplies — 1.06%
14,900	Smith & Nephew PLC — ADR	752,450

	Hotels, Restaurants & Leisure — 1.75%
161,085	Millennium & Copthorne Hotels PLC	1,238,025

	Internet Software & Services — 1.50%
90,000	Telecity Group PLC(a)	1,060,941
	Total United Kingdom (Cost $6,203,172)	7,033,871

TOTAL COMMON STOCKS		61,479,037
(COST $53,510,717)

PREFERRED STOCKS — 3.59%
BRAZIL — 3.59%
	Beverages — 2.23%
38,100	Companhia de Bebidas das Americas (AMBEV) — ADR	1,574,292

	Oil, Gas & Consumable Fuels — 1.36%
37,800	Petroleo Brasileiro S.A. — ADR	966,168
	Total Brazil (Cost $2,094,368)	2,540,460

TOTAL PREFERRED STOCKS		2,540,460
(COST $2,094,368)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 1.66%
	INVESTMENT COMPANY — 1.66%
1,173,200	Fidelity Institutional Government Portfolio — 0.01%(b)	$1,173,200
	Total Investment Company	1,173,200

	TOTAL SHORT TERM INVESTMENTS	1,173,200
	(COST $1,173,200)

	TOTAL INVESTMENTS — 92.07%	65,192,697
	(COST $56,778,285)

	Other Assets in Excess of Liabilities — 7.93%	5,612,187

	TOTAL NET ASSETS — 100.00%	$70,804,884

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

As of March 31, 2012, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Airlines	$1,188,102	1.67%
Automobiles	945,887	1.33%
Beverages	4,747,790	6.70%
Biotechnology	843,600	1.19%
Capital Markets	4,252,637	6.01%
Chemicals	2,945,026	4.16%
Commercial Services & Supplies	587,910	0.83%
Communications Equipment	520,655	0.74%
Diversified Financial Services	1,129,881	1.60%
Electrical Equipment	2,282,285	3.22%
Electronic Equipment, Instruments & Components	295,349	0.42%
Energy Equipment & Services	1,967,057	2.77%
Food & Staples Retailing	530,406	0.75%
Food Products	4,602,815	6.50%
Health Care Equipment & Supplies	2,717,857	3.84%
Health Care Providers & Services	1,373,002	1.94%
Hotels, Restaurants & Leisure	1,640,736	2.32%
Household Products	1,522,986	2.15%
Industrial Conglomerates	3,287,644	4.64%
Internet Software & Services	1,060,941	1.50%
IT Services	181,866	0.26%
Machinery	886,794	1.25%
Marine	202,891	0.29%
Metals & Mining	733,944	1.04%
Multiline Retail	344,096	0.49%
Pharmaceuticals	3,024,323	4.27%
Real Estate Management & Development	827,149	1.17%
Semiconductors & Semiconductor Equipment	2,641,092	3.73%
Software	2,282,212	3.22%
Specialty Retail	2,493,863	3.52%
Textiles, Apparel & Luxury Goods	5,546,093	7.83%
Tobacco	281,503	0.40%
Wireless Telecommunication Services	3,590,645	5.07%

Total Common Stocks	61,479,037	86.82%

Preferred Stocks
Beverages	1,574,292	2.23%
Oil, Gas & Consumable Fuels	966,168	1.36%

Total Preferred Stocks	2,540,460	3.59%

Short Term Investments
Investment Company	1,173,200	1.66%

Total Short Term Investments	1,173,200	1.66%

Total Investments	65,192,697	92.07%
Other Assets in Excess of Liabilities	5,612,187	7.93%

TOTAL NET ASSETS	$70,804,884	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 97.07%
CONSUMER DISCRETIONARY — 15.42%
	Auto Components — 1.50%
17,500	Johnson Controls, Inc.	$568,400

	Automobiles — 3.43%
15,000	TOYOTA MOTOR CORP. — ADR(b)	1,302,300

	Hotels, Restaurants & Leisure — 2.06%
20,700	Marriott International, Inc. — Class A	783,495

	Media — 3.55%
30,900	The Walt Disney Co.	1,352,802

	Specialty Retail — 1.65%
12,600	Abercrombie & Fitch Co. — Class A	625,086

	Textiles, Apparel & Luxury Goods — 3.23%
8,700	Deckers Outdoor Corp.(a)	548,535
18,800	Luxottica Group S.p.A. — ADR(b)	678,116

		1,226,651
	Total Consumer Discretionary (Cost $4,932,070)	5,858,734

CONSUMER STAPLES — 2.15%
	Food & Staples Retailing — 2.15%
9,000	Costco Wholesale Corp.	817,200
	Total Consumer Staples (Cost $517,843)	817,200

ENERGY — 5.00%
	Energy Equipment & Services — 5.00%
22,800	Baker Hughes, Inc.	956,232
13,479	Schlumberger Ltd.(b)	942,586
	Total Energy (Cost $1,793,874)	1,898,818

FINANCIALS — 15.09%
	Capital Markets — 5.59%
3,500	The Goldman Sachs Group, Inc.	435,295
20,300	Northern Trust Corp.	963,235
11,100	T. Rowe Price Group Inc.	724,830

		2,123,360

	Diversified Financial Services — 9.50%
14,250	American Express Co.	824,505
9,100	Franklin Resources, Inc.	1,128,673
36,000	JPMorgan Chase & Co.	1,655,280

		3,608,458
	Total Financials (Cost $4,058,775)	5,731,818

HEALTH CARE — 15.03%
	Biotechnology — 3.82%
29,700	Gilead Sciences, Inc.(a)	1,450,845

	Health Care Providers & Services — 2.30%
42,700	HEALTHSOUTH Corp.(a)	874,496

	Life Sciences Tools & Services — 2.85%
24,300	Agilent Technologies, Inc.(a)	1,081,593

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Pharmaceuticals — 6.06%
40,200	Forest Laboratories, Inc.(a)	$1,394,538
24,300	Hospira, Inc.(a)	908,577

		2,303,115
	Total Health Care (Cost $4,943,051)	5,710,049

INDUSTRIALS — 7.80%
	Aerospace & Defense — 3.31%
16,900	The Boeing Co.	1,256,853

	Air Freight & Logistics — 2.64%
10,900	FedEx Corp.	1,002,364

	Construction & Engineering — 1.85%
11,700	Fluor Corp.	702,468
	Total Industrials (Cost $1,820,711)	2,961,685

INFORMATION TECHNOLOGY — 32.97%
	Communications Equipment — 9.14%
59,500	Juniper Networks, Inc.(a)	1,361,360
14,200	Motorola Solutions, Inc.	721,786
20,400	QUALCOMM Inc.	1,387,608

		3,470,754

	Computers & Peripherals — 3.50%
29,700	NetApp, Inc.(a)	1,329,669

	Internet Software & Services — 5.87%
32,200	eBay Inc.(a)	1,187,858
1,625	Google Inc. — Class A(a)	1,042,015

		2,229,873

	IT Services — 1.27%
4,100	Visa Inc.	483,800

	Semiconductors & Semiconductor Equipment — 7.56%
22,700	Altera Corp.	903,914
46,600	Applied Materials, Inc.	579,704
35,300	Broadcom Corp. — Class A	1,387,290

		2,870,908

	Software — 5.63%
70,700	Electronic Arts Inc.(a)	1,165,136
33,400	Oracle Corp.	973,944

		2,139,080
	Total Information Technology (Cost $10,141,938)	12,524,084

MATERIALS — 3.61%
	Chemicals — 3.61%
17,200	Monsanto Co.	1,371,872
	Total Materials (Cost $1,064,843)	1,371,872

TOTAL COMMON STOCKS		36,874,260
(COST $29,273,105)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 2.88%
INVESTMENT COMPANY — 2.88%
1,095,810	Fidelity Institutional Government Portfolio — 0.01%(c)	$1,095,810
	Total Investment Company	1,095,810

	TOTAL SHORT TERM INVESTMENTS	1,095,810
	(COST $1,095,810)

	TOTAL INVESTMENTS — 99.95%	37,970,070
	(COST $30,368,915)

	Other Assets in Excess of Liabilities — 0.05%	19,832

	TOTAL NET ASSETS — 100.00%	$37,989,902

ADR — American Depositary Receipt

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $2,923,002 (7.69% of net assets) at March 31, 2012.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 93.51%
CONSUMER DISCRETIONARY — 7.34%
	Diversified Consumer Services — 2.02%
75,500	National American University Holdings, Inc.	$475,650
7,200	Steiner Leisure Ltd.(a)(b)	351,576

		827,226

	Hotels, Restaurants & Leisure — 2.52%
58,700	Shuffle Master, Inc.(a)	1,033,120

	Textiles, Apparel & Luxury Goods — 2.80%
22,600	Oxford Industries, Inc.	1,148,532
	Total Consumer Discretionary (Cost $1,761,524)	3,008,878

CONSUMER STAPLES — 1.38%
	Food Products — 1.38%
85,600	Smart Balance, Inc.(a)	565,816
	Total Consumer Staples (Cost $481,820)	565,816

FINANCIALS — 9.67%
	Capital Markets — 2.43%
12,800	Cohen & Steers, Inc.	408,320
88,800	Edelman Financial Group Inc.	586,968

		995,288

	Diversified Financial Services — 7.24%
60,000	FX Alliance Inc.(a)	940,800
54,400	MarketAxess Holdings, Inc.	2,028,576

		2,969,376
	Total Financials (Cost $2,378,144)	3,964,664

HEALTH CARE — 17.43%
	Health Care Equipment & Supplies — 8.38%
50,200	Align Technology, Inc.(a)	1,383,009
16,400	ICU Medical, Inc.(a)	806,224
41,925	Meridian Bioscience, Inc.	812,507
11,050	Neogen Corp.(a)	431,724

		3,433,464

	Health Care Providers & Services — 3.48%
11,000	Landauer, Inc.	583,220
19,600	National Research Corp.	841,624

		1,424,844

	Health Care Technology — 5.57%
10,200	Computer Programs and Systems, Inc.	576,504
29,700	Medidata Solutions, Inc.(a)	791,208
54,100	Omnicell, Inc.(a)	822,861
4,000	Vocera Communications Inc.(a)	93,600

		2,284,173
	Total Health Care (Cost $4,346,242)	7,142,481

INDUSTRIALS — 12.85%
	Building Products — 1.40%
42,400	Ameresco, Inc. — Class A(a)	574,520

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Construction & Engineering — 2.00%
45,900	MYR Group Inc.(a)	$819,774

	Electrical Equipment — 2.99%
60,000	Thermon Group Holdings Inc.(a)	1,227,000

	Machinery — 4.81%
22,200	Chart Industries, Inc.(a)	1,627,926
10,000	Proto Labs, Inc.(a)	340,900

		1,968,826

	Professional Services — 1.65%
13,900	Exponent, Inc.(a)	674,428
	Total Industrials (Cost $2,986,934)	5,264,548

INFORMATION TECHNOLOGY — 43.09%
	Communications Equipment — 1.41%
81,600	EXFO, Inc.(a)(b)	576,096

	Computers & Peripherals — 3.09%
27,492	Rimage Corp.	275,195
27,100	Stratasys, Inc.(a)	989,692

		1,264,887

	Electronic Equipment, Instruments & Components — 2.78%
20,000	DTS, Inc.(a)	604,400
35,500	Electro Scientific Industries, Inc.	532,855

		1,137,255

	Internet Software & Services — 16.39%
40,000	comScore Inc.(a)	855,600
55,500	Cornerstone OnDemand, Inc.(a)	1,212,120
35,000	Envestnet, Inc.(a)	438,200
158,500	Internap Network Services Corp.(a)	1,163,390
24,300	Keynote Systems, Inc.	480,168
50,800	SciQuest, Inc.(a)	774,192
36,000	SPS Commerce Inc.(a)	967,680
40,900	XO Group, Inc.(a)	384,051
153,000	Zix Corp.(a)	445,230

		6,720,631

	Semiconductors & Semiconductor Equipment — 3.20%
8,500	NVE Corp.(a)	450,500
102,350	PDF Solutions, Inc.(a)	862,811

		1,313,311

	Software — 16.22%
16,500	ACI Worldwide, Inc.(a)	664,455
15,000	Bottomline Techologies, Inc.(a)	419,100
84,178	Deltek, Inc.(a)	897,337
25,000	EPIQ Systems, Inc.	302,500
48,000	Guidewire Software Inc.(a)	1,477,440
10,000	Imperva Inc.(a)	391,500
56,800	PROS Holdings, Inc.(a)	1,062,160
35,500	Tangoe, Inc.(a)	667,755
56,500	Velti PLC(a)(b)	765,575

		6,647,822
	Total Information Technology (Cost $13,231,219)	17,660,002

    Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 1.75%
	Chemicals — 0.43%
36,600	STR Holdings Inc.(a)	$177,144

	Metals & Mining — 1.32%
47,300	Horsehead Holding Corp.(a)	538,747
	Total Materials (Cost $858,699)	715,891

TOTAL COMMON STOCKS		38,322,280
(COST $26,044,582)

SHORT TERM INVESTMENTS — 5.99%
INVESTMENT COMPANY — 5.99%
2,454,840	Fidelity Institutional Government Portfolio — 0.01%(c)	2,454,840
	Total Investment Company	2,454,840

TOTAL SHORT TERM INVESTMENTS		2,454,840
(COST $2,454,840)

TOTAL INVESTMENTS — 99.50%		40,777,120
(COST $28,499,422)

Other Assets in Excess of Liabilities — 0.50%		204,044

TOTAL NET ASSETS — 100.00%		$40,981,164

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $1,693,247 (4.13% of net assets) at March 31, 2012.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 96.55%
CONSUMER DISCRETIONARY — 29.00%
	Auto Components — 4.87%
296,200	Autoliv, Inc.	$19,860,210
650,700	Gentex Corp.	15,942,150

		35,802,360

	Distributors — 0.87%
206,100	LKQ Corp.(a)	6,424,137

	Diversified Consumer Services — 2.14%
464,250	DeVry, Inc.	15,724,148

	Hotels, Restaurants & Leisure — 5.80%
18,300	Chipotle Mexican Grill, Inc.(a)	7,649,400
1,032,850	International Game Technology	17,341,552
347,675	Life Time Fitness, Inc.(a)	17,581,924

		42,572,876

	Household Durables — 3.22%
505,650	Harman International Industries, Inc.	23,669,477

	Specialty Retail — 6.96%
415,700	Abercrombie & Fitch Co. — Class A	20,622,876
219,725	PETsMART, Inc.	12,572,665
614,500	Urban Outfitters, Inc.(a)	17,888,095

		51,083,636

	Textiles, Apparel & Luxury Goods — 5.14%
136,125	Deckers Outdoor Corp.(a)	8,582,681
49,875	Ralph Lauren Corp.	8,694,709
218,000	Under Armour, Inc. — Class A(a)	20,492,000

		37,769,390
	Total Consumer Discretionary (Cost $165,709,339)	213,046,024

CONSUMER STAPLES — 1.67%
	Food & Staples Retailing — 1.67%
147,725	Whole Foods Market, Inc.	12,290,720
	Total Consumer Staples (Cost $5,111,461)	12,290,720

FINANCIALS — 16.41%
	Capital Markets — 6.45%
139,000	Affiliated Managers Group, Inc.(a)	15,541,590
442,900	Eaton Vance Corp.	12,658,082
403,800	Northern Trust Corp.	19,160,310

		47,359,982

	Diversified Financial Services — 9.96%
309,500	Global Payments Inc.	14,691,965
478,300	Moody’s Corp.	20,136,430
360,800	Morningstar, Inc.	22,748,440
424,100	MSCI, Inc.(a)	15,611,121

		73,187,956
	Total Financials (Cost $99,489,883)	120,547,938

HEALTH CARE — 11.25%
	Biotechnology — 2.36%
694,600	Amylin Pharmaceuticals, Inc.(a)	17,337,216

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 1.80%
329,400	DENTSPLY International, Inc.	$13,218,822

	Life Sciences Tools & Services — 3.57%
204,925	Charles River Laboratories International, Inc.(a)	7,395,743
357,775	Illumina, Inc.(a)	18,822,543

		26,218,286

	Pharmaceuticals — 3.52%
470,650	Forest Laboratories, Inc.(a)	16,326,848
255,650	Hospira, Inc.(a)	9,558,754

		25,885,602
	Total Health Care (Cost $65,214,396)	82,659,926

INDUSTRIALS — 6.32%
	Air Freight & Logistics — 0.98%
419,100	UTI Worldwide, Inc.(b)	7,221,093

	Commercial Services & Supplies — 1.61%
726,600	Covanta Holding Corp.	11,792,718

	Construction & Engineering — 2.27%
795,700	Quanta Services, Inc.(a)	16,630,130

	Professional Services — 1.46%
228,900	Verisk Analytics, Inc — Class A(a)	10,751,433
	Total Industrials (Cost $43,733,278)	46,395,374

INFORMATION TECHNOLOGY — 29.46%
	Communications Equipment — 2.68%
860,000	Juniper Networks, Inc.(a)	19,676,800

	Electronic Equipment, Instruments & Components — 3.33%
641,825	Dolby Laboratories, Inc. — Class A(a)	24,427,860

	Internet Software & Services — 5.92%
451,900	Akamai Technologies, Inc.(a)	16,584,730
170,850	Equinix, Inc.(a)	26,900,333

		43,485,063

	IT Services — 6.50%
129,500	Fiserv, Inc.(a)	8,986,005
634,000	NeuStar, Inc.(a)	23,616,499
291,950	VeriFone Systems, Inc.(a)	15,143,447

		47,745,951

	Semiconductors & Semiconductor Equipment — 2.92%
394,225	KLA-Tencor Corp.	21,453,725

	Software — 8.11%
131,600	ANSYS, Inc.(a)	8,556,632
1,247,100	Electronic Arts Inc.(a)	20,552,207
308,150	Fortinet Inc.(a)	8,520,348
210,400	Red Hat, Inc.(a)	12,600,856
204,400	Solera Holdings Inc.	9,379,916

		59,609,959
	Total Information Technology (Cost $157,890,778)	216,399,358

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 2.44%
	Chemicals — 2.44%
169,200	FMC Corp.	$17,911,512
	Total Materials (Cost $9,605,756)	17,911,512

TOTAL COMMON STOCKS		709,250,852
(COST $546,754,891)

SHORT TERM INVESTMENTS — 3.84%
INVESTMENT COMPANY — 3.84%
28,188,159	Fidelity Institutional Government Portfolio — 0.01%(c)	28,188,159
	Total Investment Company	28,188,159

TOTAL SHORT TERM INVESTMENTS		28,188,159
(COST $28,188,159)

TOTAL INVESTMENTS — 100.39%		737,439,011
(COST $574,943,050)

Liabilities in Excess of Other Assets — (0.39)%		(2,872,312)

TOTAL NET ASSETS — 100.00%		$734,566,699

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $7,221,093 (0.98% of net assets) at March 31, 2012.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Science & Technology Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 95.85%
ENERGY — 3.38%
	Energy Equipment & Services — 3.38%
162,800	Baker Hughes, Inc.	$6,827,832
103,825	Schlumberger Ltd.(b)	7,260,482
	Total Energy (Cost $13,260,301)	14,088,314

HEALTH CARE — 29.66%
	Biotechnology — 6.67%
680,600	Amylin Pharmaceuticals, Inc.(a)	16,987,776
221,700	Gilead Sciences, Inc.(a)	10,830,045

		27,817,821

	Health Care Equipment & Supplies — 5.76%
533,000	Align Technology, Inc.(a)	14,684,149
111,400	Baxter International Inc.	6,659,492
131,200	NuVasive, Inc.(a)	2,209,408
37,800	OraSure Technologies, Inc.(a)	434,322

		23,987,371

	Health Care Providers & Services — 1.57%
319,700	HealthSouth Corp.(a)	6,547,456

	Health Care Technology — 1.94%
54,950	athenahealth Inc.(a)	4,072,894
56,900	Computer Programs and Systems, Inc.	3,215,988
33,400	Vocera Communications Inc.(a)	781,560

		8,070,442

	Life Sciences Tools & Services — 5.71%
152,800	Agilent Technologies, Inc.(a)	6,801,128
205,100	Charles River Laboratories International, Inc.(a)	7,402,059
114,400	Illumina, Inc.(a)	6,018,584
51,200	Techne Corp.	3,589,120

		23,810,891

	Pharmaceuticals — 8.01%
79,100	Allergan, Inc.	7,548,513
317,400	Forest Laboratories, Inc.(a)	11,010,606
213,900	Hospira, Inc.(a)	7,997,721
405,000	Warner Chilcott PLC — Class A(a)(b)	6,808,050

		33,364,890
	Total Health Care (Cost $95,839,487)	123,598,871

INDUSTRIALS — 6.65%
	Aerospace & Defense — 1.33%
169,700	Ceradyne, Inc.(a)	5,525,432

	Construction & Engineering — 1.89%
376,000	Quanta Services, Inc.(a)	7,858,400

	Electrical Equipment — 1.92%
80,900	Roper Industries, Inc.	8,022,044

	Machinery — 1.51%
86,100	Chart Industries, Inc.(a)	6,313,713
	Total Industrials (Cost $20,247,059)	27,719,589

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY — 52.07%
	Communications Equipment — 12.77%
293,000	ADTRAN, Inc.	$9,138,670
567,000	Cisco Systems, Inc.	11,992,051
21,100	F5 Networks, Inc.(a)	2,847,656
483,400	Juniper Networks, Inc.(a)	11,060,192
113,000	Motorola Solutions, Inc.	5,743,790
153,900	QUALCOMM Inc.	10,468,278
69,900	Riverbed Technology, Inc.(a)	1,962,792

		53,213,429

	Computers & Peripherals — 8.85%
27,200	Apple Inc.(a)	16,305,584
331,000	EMC Corp.(a)	9,890,280
238,900	NetApp, Inc.(a)	10,695,553

		36,891,417

	Electronic Equipment, Instruments & Components — 1.37%
117,800	Dolby Laboratories, Inc. — Class A(a)	4,483,468
20,200	OSI Systems, Inc.(a)	1,238,260

		5,721,728

	Internet Software & Services — 9.32%
186,600	Akamai Technologies, Inc.(a)	6,848,220
285,400	Ancestry.com, Inc.(a)	6,489,996
237,600	eBay Inc.(a)	8,765,064
49,100	Equinix, Inc.(a)	7,730,795
13,700	Google Inc. — Class A(a)	8,784,988
8,700	Millennial Media Inc.(a)	204,450

		38,823,513

	IT Services — 3.35%
43,800	International Business Machines Corp. (IBM)	9,138,870
129,766	NeuStar, Inc.(a)	4,833,784

		13,972,654

	Semiconductors & Semiconductor Equipment — 5.15%
481,800	Applied Materials, Inc.	5,993,592
255,400	Broadcom Corp. — Class A	10,037,220
190,400	Semtech Corp.(a)	5,418,784

		21,449,596

	Software — 11.26%
111,600	ACI Worldwide, Inc.(a)	4,494,132
74,700	ANSYS, Inc.(a)	4,856,994
139,300	Bottomline Techologies, Inc.(a)	3,892,042
65,300	Citrix Systems, Inc.(a)	5,152,823
432,900	Electronic Arts Inc.(a)	7,134,192
242,400	Fortinet Inc.(a)	6,702,360
324,900	Oracle Corp.	9,474,084
160,800	Rovi Corp.(a)	5,234,040

		46,940,667
	Total Information Technology (Cost $172,811,271)	217,013,004

    Buffalo Science & Technology Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 4.09%
	Chemicals — 4.09%
60,200	FMC Corp.	$6,372,772
133,900	Monsanto Co.	10,679,864
	Total Materials (Cost $12,516,411)	17,052,636

TOTAL COMMON STOCKS		399,472,414
(COST $314,674,529)

SHORT TERM INVESTMENTS — 4.59%

INVESTMENT COMPANY — 4.59%
19,135,718	Fidelity Institutional Government Portfolio — 0.01%(c)	19,135,718
	Total Investment Company	19,135,718

TOTAL SHORT TERM INVESTMENTS		19,135,718
(COST $19,135,718)

TOTAL INVESTMENTS — 100.44%		418,608,132
(COST $333,810,247)

Liabilities in Excess of Other Assets — (0.44)%		(1,835,785)

TOTAL NET ASSETS — 100.00%		$416,772,347

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $14,068,532 (3.38% of net assets) at March 31, 2012.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 97.40%
CONSUMER DISCRETIONARY — 20.46%
	Auto Components — 1.76%
1,992,764	Gentex Corp.	$48,822,718

	Diversified Consumer Services — 1.99%
676,200	Capella Education Co.(a)	24,309,390
905,983	DeVry, Inc.	30,685,644

		54,995,034

	Hotels, Restaurants & Leisure — 11.28%
78,525	Ameristar Casinos, Inc.	1,462,921
2,014,200	Life Time Fitness, Inc.(a)	101,858,094
1,918,000	P.F. Chang’s China Bistro, Inc.(d)	75,799,360
339,175	Panera Bread Co.(a)	54,580,041
3,304,525	WMS Industries, Inc.(a)(d)	78,416,378

		312,116,794

	Household Durables — 2.50%
1,480,800	Harman International Industries, Inc.	69,316,248

	Internet & Catalog Retail — 0.43%
362,200	Blue Nile, Inc.(a)	11,945,356

	Textiles, Apparel & Luxury Goods — 2.50%
955,825	Oxford Industries, Inc.(d)	48,575,027
220,200	Under Armour, Inc. — Class A(a)	20,698,800

		69,273,827
	Total Consumer Discretionary (Cost $351,514,798)	566,469,977

CONSUMER STAPLES — 1.88%
	Food & Staples Retailing — 1.88%
1,083,700	The Fresh Market, Inc.(a)	51,963,415
	Total Consumer Staples (Cost $44,587,752)	51,963,415

ENERGY — 1.06%
	Energy Equipment & Services — 1.06%
363,900	Lufkin Industries, Inc.	29,348,535
	Total Energy (Cost $26,922,470)	29,348,535

FINANCIALS — 11.55%
	Capital Markets — 5.36%
1,383,800	Financial Engines Inc.(a)	30,941,768
878,100	Stifel Financial Corp.(a)	33,227,304
2,594,650	Waddell & Reed Financial, Inc. — Class A	84,092,606

		148,261,678

	Diversified Financial Services — 4.73%
779,350	FX Alliance Inc.(a)(c)	12,220,208
1,736,706	MarketAxess Holdings, Inc.	64,761,767
854,900	Morningstar, Inc.(c)	53,901,445

		130,883,420

	Real Estate Management & Development — 1.46%
1,323,100	FirstService Corp.(a)(b)(c)	40,539,784
	Total Financials (Cost $165,698,256)	319,684,882

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2012

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 17.51%
	Biotechnology — 3.47%
3,849,800	Amylin Pharmaceuticals, Inc.(a)	$96,091,008

	Health Care Equipment & Services — 1.09%
1,186,800	PSS World Medical, Inc.(a)	30,073,512

	Health Care Equipment & Supplies — 6.07%
4,294,425	Align Technology, Inc.(a)(d)	118,311,409
715,400	Haemonetics Corp.(a)	49,849,072

		168,160,481

	Health Care Technology — 3.22%
1,202,700	athenahealth Inc.(a)	89,144,124

	Life Sciences Tools & Services — 3.66%
2,040,900	ICON PLC — ADR(a)(b)(c)	43,307,898
827,400	Techne Corp.	58,000,740

		101,308,638
	Total Health Care (Cost $288,430,554)	484,777,763

INDUSTRIALS — 13.61%
	Aerospace & Defense — 3.83%
682,300	Ceradyne, Inc.(a)	22,215,688
3,496,500	Hexcel Corp.(a)	83,950,965

		106,166,653

	Electrical Equipment — 0.90%
705,050	Polypore International, Inc.(a)	24,789,558

	Machinery — 3.01%
326,150	Chart Industries, Inc.(a)	23,916,580
505,319	Valmont Industries, Inc.	59,329,503

		83,246,083

	Professional Services — 5.87%
2,393,210	The Corporate Executive Board Co.(c)(d)	102,931,962
866,150	Costar Group, Inc.(a)	59,807,658

		162,739,620
	Total Industrials (Cost $218,706,523)	376,941,914

INFORMATION TECHNOLOGY — 31.33%
	Communications Equipment — 3.13%
2,776,108	ADTRAN, Inc.	86,586,809

	Computers & Peripherals — 1.75%
1,323,750	Stratasys, Inc.(a)(c)(d)	48,343,350

	Electronic Equipment, Instruments & Components — 3.14%
502,392	Dolby Laboratories, Inc. — Class A(a)	19,121,040
572,800	DTS, Inc.(a)	17,310,016
1,774,462	National Instruments Corp.	50,607,656

		87,038,712

	Internet Software & Services — 7.33%
1,124,400	Ancestry.com, Inc.(a)	25,568,856
523,150	Cornerstone OnDemand, Inc.(a)	11,425,596
2,787,050	DealerTrack Holdings Inc.(a)(c)(d)	84,336,133
3,299,725	Dice Holdings Inc.(a)(d)	30,786,434
3,130,500	Internap Network Services Corp.(a)(c)(d)	22,977,870

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
753,300	LogMeIn, Inc.(a)	$26,538,759
59,700	Millennial Media Inc.(a)	1,402,950

		203,036,598

	IT Services — 2.43%
1,804,000	NeuStar, Inc.(a)	67,199,000

	Semiconductors & Semiconductor Equipment — 6.04%
765,596	Cabot Microelectronics Corp.(a)	29,766,372
2,397,718	MKS Instruments, Inc.(c)	70,804,613
2,342,958	Semtech Corp.(a)	66,680,585

		167,251,570

	Software — 7.51%
988,700	ACI Worldwide, Inc.(a)	39,814,949
941,300	Ariba, Inc.(a)	30,789,923
1,022,742	Manhattan Associates, Inc.(a)	48,610,926
950,100	OPNET Technologies, Inc.	27,552,900
1,797,950	RealD Inc.(a)	24,272,325
502,300	The Ultimate Software Group, Inc.(a)	36,808,544

		207,849,567
	Total Information Technology (Cost $630,627,397)	867,305,606

TOTAL COMMON STOCKS		2,696,492,092
(COST $1,726,487,750)

SHORT TERM INVESTMENTS — 3.55%
INVESTMENT COMPANY — 3.55%
98,370,701	Fidelity Institutional Government Portfolio — 0.01%(e)	98,370,701
	Total Investment Company	98,370,701

TOTAL SHORT TERM INVESTMENTS		98,370,701
(COST $98,370,701)

TOTAL INVESTMENTS — 100.95%		2,794,862,793
(COST $1,824,858,451)

Liabilities in Excess of Other Assets — (0.95)%		(26,167,099)

TOTAL NET ASSETS — 100.00%		$2,768,695,694

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $83,847,682 (3.03% of net assets) at March 31, 2012.
(c)	Portion or all of these securities deemed illiquid. The total value of these portions amounted to $111,855,306 (4.04% of net assets) at March 31, 2012.
(d)

Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. The total value of these securities amounted to $610,477,923 (22.05% of net assets) at March 31, 2012. Please see Note 7 for details on affiliate transactions

(e)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Statements of Assets and Liabilities

March 31, 2012

	BUFFALO CHINA FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$19,509,856	$332,047,112	$437,304,937
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at cost	$19,509,856	$332,047,112	$437,304,937

Investments in securities, at value:
Investments in securities of unaffiliated issuers	$19,912,655	$373,514,701	$508,684,116
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at value	19,912,655	373,514,701	508,684,116
Cash:	—	31,536	—
Cash denominated in foreign currency, at value:(1)	1,879,783	—	—
Receivables:
Investments sold	1,575,721	—	—
Fund shares sold	575	2,007,609	788,969
Dividends	64	431,233	399,601
Interest	1	2,500,081	157
Other assets	8,865	25,104	34,271

Total assets	23,377,664	378,510,264	509,907,114

LIABILITIES:
Payables:
Investments purchased	1,175,035	—	2,037,768
Written options, at value(2) (Note 8)	—	170,705	—
Fund shares purchased	12,932	179,575	336,889
Management fees	29,072	308,129	377,936
Custodian	9,042	—	—
Accrued expenses	21,861	495	18,184

Total liabilities	1,247,942	658,904	2,770,777

NET ASSETS	$22,129,722	$377,851,360	$507,136,337

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$33,741,839	$338,950,106	$437,114,955
Undistributed (distribution in excess of) net investment income (loss)	18,567	251,602	1,165,383
Accumulated net realized gain (loss) from investment and foreign currency transactions	(12,033,152)	(2,856,858)	(2,523,180)
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	402,468	41,506,510	71,379,179

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$22,129,722	$377,851,360	$507,136,337

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited

Outstanding	3,135,379	30,484,773	18,157,444

NET ASSET VALUE PER SHARE	$7.06	$12.39	$27.93

(1) Cash denominated in foreign currencies, at cost	1,880,114	—	—

(2) Written options, premiums received	—	209,626	—

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND

$235,390,581	$56,778,285	$30,368,915	$28,499,422	$574,943,050	$333,810,247	$1,416,969,862
—	—	—	—	—	—	407,888,589

$235,390,581	$56,778,285	$30,368,915	$28,499,422	$574,943,050	$333,810,247	$1,824,858,451

$251,604,430	$65,192,697	$37,970,070	$40,777,120	$737,439,011	$418,608,132	$2,184,384,870
—	—	—	—	—	—	610,477,923

251,604,430	65,192,697	37,970,070	40,777,120	737,439,011	418,608,132	2,794,862,793
46,484	2,089	—	—	—	—	—
—	5,615,637	—	—	—	—	—

102,828	376,160	—	577,075	—	3,858,535	5,028,578
364,477	23,597	17,331	45,716	1,182,470	731,513	3,388,849
108,966	226,660	20,690	10,808	342,573	112,722	90,958
4,117,337	8	9	13	175	194	788
17,939	10,600	12,557	15,496	30,611	25,097	68,450

256,362,461	71,447,448	38,020,657	41,426,228	738,994,840	423,336,193	2,803,440,416

—	548,792	—	349,000	—	5,852,692	1,095,055
—	—	—	—	—	—	—
373,515	6,956	1,323	46,842	3,803,015	371,140	31,305,533
215,486	59,122	28,778	48,307	614,653	336,827	2,329,373
—	14,999	—	—	—	—	—
2,858	12,695	654	915	10,473	3,187	14,761

591,859	642,564	30,755	445,064	4,428,141	6,563,846	34,744,722

$255,770,602	$70,804,884	$37,989,902	$40,981,164	$734,566,699	$416,772,347	$2,768,695,694

$239,653,595	$69,572,343	$28,731,935	$33,546,557	$557,051,984	$318,201,699	$1,856,579,400
737,022	(35,470)	58,772	(93,238)	(648,266)	(91,015)	—

(833,864)	(7,143,694)	1,598,040	(4,749,853)	15,667,020	13,863,778	(57,888,048)

16,213,849	8,411,705	7,601,155	12,277,698	162,495,961	84,797,885	970,004,342

$255,770,602	$70,804,884	$37,989,902	$40,981,164	$734,566,699	$416,772,347	$2,768,695,694

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

22,443,889	7,437,637	1,760,221	3,499,842	40,924,962	24,579,458	96,994,568

$11.40	$9.52	$21.58	$11.71	$17.95	$16.96	$28.54

—	5,618,344	—	—	—	—	—

—	—	—	—	—	—	—

    Statements of Operations

For the Year Ended March 31, 2012

	BUFFALO CHINA FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
INVESTMENT INCOME:
Interest	$72	$6,252,414	$2,571
Dividends:
Dividends from securities of unaffiliated issuers	485,356	4,054,954	5,176,356
Dividends from securities of affiliated issuers (Note 7)	—	—	—
Foreign tax withheld	(36,820)	(29,232)	—

Total investment income	448,608	10,278,136	5,178,927

EXPENSES:
Management fees	355,749	2,282,849	3,939,442
Custody fees	51,792	—	—
Registration fees	18,682	27,170	56,623
Other	1,548	4,331	21,191

Total expenses	427,771	2,314,350	4,017,256

Net investment income (loss)	20,837	7,963,786	1,161,671

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	(1,929,705)	(579,137)	(2,464,048)
Investment transactions of affiliated issuers (Note 7)	—	—	—
Options written (Note 8)	—	397,395	—
Net unrealized appreciation/depreciation during the period on:
Investments	(3,296,500)	15,917,089	44,671,784
Options written (Note 8)	—	47,701	—

Net realized and unrealized gain (loss) on investments	(5,226,205)	15,783,048	42,207,736

Net increase (decrease) in net assets resulting from operations	$(5,205,368)	$23,746,834	$43,369,407

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO Mid Cap FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND

$15,226,339	$272	$134	$125	$2,968	$1,731	$9,182

1,136,953	1,227,190	394,980	167,857	4,857,136	1,979,795	21,400,429
—	—	—	—	—	—	6,014,363
(36,213)	(115,333)	(4,381)	—	—	—	(19,038)

16,327,079	1,112,129	390,733	167,982	4,860,104	1,981,526	27,404,936

2,361,240	638,984	311,433	473,889	7,196,453	3,564,072	27,396,428
—	63,972	—	—	—	—	—
41,025	19,937	19,090	17,266	58,646	35,496	57,050
6,476	3,657	1,438	1,499	16,206	7,400	53,532

2,408,741	726,550	331,961	492,654	7,271,305	3,606,968	27,507,010

13,918,338	385,579	58,772	(324,672)	(2,411,201)	(1,625,442)	(102,074)

298,745	(3,168,401)	1,831,151	1,777,933	16,985,345	22,793,819	(4,634,778)
—	—	—	—	—	—	(43,314,010)
—	—	—	—	—	—	—

24,117	1,615,542	(628,450)	4,063,821	26,505,163	20,000,119	104,205,404
—	—	—	—	—	—	—

322,862	(1,552,859)	1,202,701	5,841,754	43,490,508	42,793,938	56,256,516

$14,241,200	$(1,167,280)	$1,261,473	$5,517,082	$41,079,307	$41,168,496	$56,154,442

    Statements of Changes in Net Assets

	BUFFALO CHINA FUND
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
OPERATIONS:
Net investment income	$20,837	$21,363
Net realized gain (loss) from investment transactions	(1,929,705)	624,194
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(3,296,500)	1,537,040

Net increase (decrease) in net assets resulting from operations	(5,205,368)	2,182,597

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(13,344)	—
Net realized gain from investment transactions	—	—

Total distributions to shareholders	(13,344)	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	5,161,698	2,258,637
Reinvested dividends and distributions	12,891	—

Shares issued	5,174,589	2,258,637
Redemptions	(2,664,009)	(3,469,263)
Redemption fees (Note 5)	766	1,232

Shares repurchased	(2,663,243)	(3,468,031)

Net increase (decrease) from capital share transactions	2,511,346	(1,209,394)

Total increase (decrease) in net assets	(2,707,366)	973,203

NET ASSETS:
Beginning of period	24,837,088	23,863,885

End of period	$22,129,722	$24,837,088

Undistributed (distribution in excess of) net investment income (loss) at end of year	$18,567	$12,214

Fund share transactions:
Shares sold	643,594	273,555
Reinvested dividends and distributions	1,971	—

	645,565	273,555
Shares repurchased	(360,923)	(421,593)

Net increase (decrease) in fund shares	284,642	(148,038)

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND		BUFFALO HIGH YIELD FUND		BUFFALO INTERNATIONAL FUND
YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

$7,963,786	$4,713,249	$1,161,671	$370,069	$13,918,338	$11,449,046	$385,579	$134,415
(181,742)	(2,167,113)	(2,464,048)	8,318,636	298,745	1,462,810	(3,168,401)	942,040

15,964,790	18,975,341	44,671,784	14,368,383	24,117	8,775,851	1,615,542	3,874,500

23,746,834	21,521,477	43,369,407	23,057,088	14,241,200	21,687,707	(1,167,280)	4,950,955

(7,871,498)	(4,753,325)	(69,262)	(300,984)	(14,274,625)	(11,432,171)	(344,354)	(191,360)
—	—	(7,937,395)	(33,240)	—	—	—	—

(7,871,498)	(4,753,325)	(8,006,657)	(334,224)	(14,274,625)	(11,432,171)	(344,354)	(191,360)

234,722,990	48,443,139	294,658,152	217,381,671	87,708,544	100,154,279	23,048,370	24,914,244
7,129,106	4,023,966	7,794,818	329,292	10,532,596	9,443,498	311,460	186,402

241,852,096	52,467,105	302,452,970	217,710,963	98,241,140	109,597,777	23,359,830	25,100,646
(64,414,428)	(39,101,323)	(150,860,547)	(25,428,214)	(71,614,907)	(63,187,731)	(5,779,246)	(5,086,965)
84,284	8,091	67,978	20,531	202,036	69,779	740	1,575

(64,330,144)	(39,093,232)	(150,792,569)	(25,407,683)	(71,412,871)	(63,117,952)	(5,778,506)	(5,085,390)

177,521,952	13,373,873	151,660,401	192,303,280	26,828,269	46,479,825	17,581,324	20,015,256

193,397,288	30,142,025	187,023,151	215,026,144	26,794,844	56,735,361	16,069,690	24,774,851

184,454,072	154,312,047	320,113,186	105,087,042	228,975,758	172,240,397	54,735,194	29,960,343

$377,851,360	$184,454,072	$507,136,337	$320,113,186	$255,770,602	$228,975,758	$70,804,884	$54,735,194

$251,602	$126,776	$1,165,383	$69,085	$737,022	$271,360	$(35,470)	$9,687

19,681,141	4,405,997	11,506,939	8,522,208	7,903,466	8,974,477	2,445,859	2,689,245
609,411	374,026	318,546	13,198	956,505	852,143	37,890	19,580

20,290,552	4,780,023	11,825,485	8,535,406	8,859,971	9,826,620	2,483,749	2,708,825
(5,494,502)	(3,636,753)	(5,909,785)	(1,098,068)	(6,414,869)	(5,658,433)	(638,423)	(561,381)

14,796,050	1,143,270	5,915,700	7,437,338	2,445,102	4,168,187	1,845,326	2,147,444

    Statements of Changes in Net Assets

	BUFFALO LARGE CAP FUND
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
OPERATIONS:
Net investment income (loss)	$58,772	$62,988
Net realized gain (loss) from investment transactions	1,831,151	1,592,150
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(628,450)	2,221,397

Net increase in net assets resulting from operations	1,261,473	3,876,535

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(62,922)	(105,420)
Net realized gain from investment transactions	(201,892)	—

Total distributions to shareholders	(264,814)	(105,420)

CAPITAL SHARE TRANSACTIONS:
Shares sold	7,850,317	6,388,589
Reinvested dividends and distributions	260,214	102,763

Shares issued	8,110,531	6,491,352
Redemptions	(7,189,908)	(10,965,044)
Redemption fees (Note 5)	447	9,344

Shares repurchased	(7,189,461)	(10,955,700)

Net increase (decrease) from capital share transactions	921,070	(4,464,348)

Total increase (decrease) in net assets	1,917,729	(693,233)

NET ASSETS:
Beginning of period	36,072,173	36,765,406

End of period	$37,989,902	$36,072,173

Undistributed (distribution in excess of) net investment income (loss) at end of year	$58,772	$62,922

Fund share transactions:
Shares sold	381,672	347,239
Reinvested dividends and distributions	14,089	5,180

	395,761	352,419
Shares repurchased	(356,182)	(608,096)

Net increase (decrease) in fund shares	39,579	(255,677)

The accompanying notes are an integral part of these financial statements.

BUFFALO MICRO CAP FUND		BUFFALO MID CAP FUND		BUFFALO SCIENCE & TECHNOLOGY FUND		BUFFALO SMALL CAP FUND
YEAR ENDED MARCH 31, 2012	PERIOD ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

$(324,672)	$(207,250)	$(2,411,201)	$(1,387,440)	$(1,625,442)	$(928,200)	$(102,074)	$(11,552,024)
1,777,933	1,609,334	16,985,345	49,571,485	22,793,819	26,128,477	(47,948,888)	33,411,198

4,063,821	4,849,150	26,505,163	54,610,692	20,000,119	29,274,027	104,205,404	291,989,378

5,517,082	6,251,234	41,079,307	102,794,737	41,168,496	54,474,304	56,154,442	313,848,552

—	—	—	—	—	—	—	—
—	—	(13,548,232)	—	(21,747,641)	(6,266,862)	(5,878,612)	—

—	—	(13,548,232)	—	(21,747,641)	(6,266,862)	(5,878,612)	—

9,590,701	8,090,040	180,540,562	351,595,180	135,265,084	148,397,436	382,125,538	655,390,547
—	—	12,958,850	—	21,444,054	6,178,654	5,588,302	—

9,590,701	8,090,040	193,499,412	351,595,180	156,709,138	154,576,090	387,713,840	655,390,547
(5,450,819)	(5,718,596)	(241,074,842)	(169,807,424)	(123,587,768)	(68,464,417)	(826,854,018)	(743,987,259)
4,711	17,511	23,680	75,456	42,093	54,835	115,316	356,932

(5,446,108)	(5,701,085)	(241,051,162)	(169,731,968)	(123,545,675)	(68,409,582)	(826,738,702)	(743,630,327)

4,144,593	2,388,955	(47,551,750)	181,863,212	33,163,463	86,166,508	(439,024,862)	(88,239,780)

9,661,675	8,640,189	(20,020,675)	284,657,949	52,584,318	134,373,950	(388,749,032)	225,608,772

31,319,489	22,679,300	754,587,374	469,929,425	364,188,029	229,814,079	3,157,444,726	2,931,835,954

$40,981,164	$31,319,489	$734,566,699	$754,587,374	$416,772,347	$364,188,029	$2,768,695,694	$3,157,444,726

$(93,238)	$—	$(648,266)	$—	$(91,015)	$—	$—	$—

981,904	963,524	10,838,407	23,074,130	8,607,620	10,133,391	14,842,433	26,450,201
—	—	843,675	—	1,523,015	405,165	223,711	—

981,904	963,524	11,682,082	23,074,130	10,130,635	10,538,556	15,066,144	26,450,201
(541,112)	(675,683)	(14,500,886)	(10,894,969)	(7,916,853)	(4,877,586)	(32,118,874)	(30,154,945)

440,792	287,841	(2,818,804)	12,179,161	2,213,782	5,660,970	(17,052,730)	(3,704,744)

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO CHINA FUND

Condensed data for a share of capital stock outstanding throughout the period.	YEARS ENDED MARCH 31,
	2012	2011		2010		2009(2)(3)	2008

Net asset value, beginning of period	$8.71	$7.96		$4.92		$9.35	$10.53

Income from investment operations:
Net investment income (loss)	0.01	0.01		(0.02	)(4)	0.02	0.02
Net gains (losses) on securities (both realized and unrealized)	(1.65)	0.74		3.07		(4.17)	(0.29)

Total from investment operations	(1.64)	0.75		3.05		(4.15)	(0.27)

Less distributions:
Dividends from net investment income	(0.01)	—		(0.01)		(0.02)	(0.05)
Distributions from capital gains	—	—		—		(0.26)	(0.87)

Total distributions	(0.01)	—		(0.01)		(0.28)	(0.92)

Paid-in capital from redemption fees (Note 5)	— (1)	—	(1)	—	(1)	— (1)	0.01

Net asset value, end of period	$7.06	$8.71		$7.96		$4.92	$9.35

Total return	(18.89% )	9.42%		61.88%		(45.89% )	(4.47% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,130	$24,837		$23,864		$14,313	$29,413
Ratio of expenses to average net assets	1.80%	1.75%		1.78%		1.83%	1.72%
Ratio of net investment income (loss) to average net assets	0.09%	0.09%		(0.26%	)	0.24%	0.10%
Portfolio turnover rate	94%	12%		22%		54%	75%

(1)	Less than $0.01 per share.
(2)

Kornitzer Capital Management, Inc. assumed sole management advisory responsibility for Buffalo China Fund effective November 17, 2008. Prior to November 17, 2008, Jayhawk Capital Management, LLC provided sub-advisory services.

(3)	Effective November 17, 2008, the Fund name was changed to Buffalo China Fund. Prior to November 17, 2008, the Fund was known as the Buffalo Jayhawk China Fund.
(4)	Net investment loss per share calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any.

BUFFALO FLEXIBLE INCOME FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2012(2)	2011	2010	2009	2008

Net asset value, beginning of year	$11.76	$10.61	$7.89	$11.38	$11.71

Income from investment operations:
Net investment income	0.41	0.33	0.35	0.38	0.36
Net gains (losses) on securities (both realized and unrealized)	0.63	1.15	2.72	(3.49)	0.05

Total from investment operations	1.04	1.48	3.07	(3.11)	0.41

Less distributions:
Dividends from net investment income	(0.41)	(0.33)	(0.35)	(0.38)	(0.36)
Distributions from capital gains	—	—	—	—	(0.38)

Total distributions	(0.41)	(0.33)	(0.35)	(0.38)	(0.74)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$12.39	$11.76	$10.61	$7.89	$11.38

Total return	9.15%	14.27%	39.32%	(27.75% )	3.23%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$377,851	$184,454	$154,312	$113,692	$166,661
Ratio of expenses to average net assets	1.01%	1.02%	1.03%	1.03%	1.02%
Ratio of net investment income to average net assets	3.49%	2.98%	3.55%	3.85%	2.99%
Portfolio turnover rate	19%	26%	12%	14%	17%

(1)	Less than $0.01 per share.
(2)	Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2012	2011	2010(1)	2009	2008

Net asset value, beginning of year	$26.15	$21.87	$14.29	$20.85	$23.15

Income from investment operations:
Net investment income	0.06	0.07	0.10	0.10	0.08
Net gains (losses) on securities (both realized and unrealized)	2.17	4.28	7.58	(6.48)	(1.48)

Total from investment operations	2.23	4.35	7.68	(6.38)	(1.40)

Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.10)	(0.11)	(0.08)
Distributions from capital gains	(0.44)	(0.01)	—	(0.07)	(0.82)
Return of capital	—	—	— (2)	—	—

Total distributions	(0.45)	(0.07)	(0.10)	(0.18)	(0.90)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—

Net asset value, end of year	$27.93	$26.15	$21.87	$14.29	$20.85

Total return	8.78%	19.88%	53.80%	(30.70% )	(6.51% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$507,136	$320,113	$105,087	$68,221	$109,792
Ratio of expenses to average net assets	0.92%	0.99%	1.03%	1.05%	1.03%
Ratio of net investment income to average net assets	0.27%	0.27%	0.51%	0.53%	0.37%
Portfolio turnover rate	46%	47%	30%	51%	31%

(1)	Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.45	$10.88	$8.20	$10.40	$11.26

Income from investment operations:
Net investment income	0.66	0.64	0.63	0.70	0.65
Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.56	2.68	(2.10)	(0.81)

Total from investment operations	0.63	1.20	3.31	(1.40)	(0.16)

Less distributions:
Dividends from net investment income	(0.68)	(0.63)	(0.63)	(0.72)	(0.67)
Distributions from capital gains	—	—	—	(0.08)	(0.03)

Total distributions	(0.68)	(0.63)	(0.63)	(0.80)	(0.70)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$11.40	$11.45	$10.88	$8.20	$10.40

Total return	5.86%	11.35%	40.96%	(13.64% )	(1.52% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$255,771	$228,976	$172,240	$95,346	$151,176
Ratio of expenses to average net assets	1.02%	1.02%	1.02%	1.03%	1.02%
Ratio of net investment income to average net assets	5.89%	5.75%	6.31%	7.08%	5.71%
Portfolio turnover rate	21%	25%	41%	7%	22%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,				FOR THE PERIOD FROM SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) TO
stock outstanding throughout the period.	2012	2011	2010	2009	MARCH 31, 2008

Net asset value, beginning of period	$9.79	$8.70	$5.31	$9.37	$10.00

Income from investment operations:
Net investment income	0.05	0.06	0.05	0.08	0.02
Net gains (losses) on securities (both realized and unrealized)	(0.27)	1.08	3.40	(4.04)	(0.65)

Total from investment operations	(0.22)	1.14	3.45	(3.96)	(0.63)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.06)	—
Distributions from capital gains	—	—	—	(0.01)	—
Return of capital	—	—	(0.01)	(0.03)	—

Total distributions	(0.05)	(0.05)	(0.06)	(0.10)	—

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of period	$9.52	$9.79	$8.70	$5.31	$9.37

Total return*	(2.20% )	13.09%	65.00%	(42.76% )	(6.30% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,805	$54,735	$29,960	$13,632	$22,038
Ratio of expenses to average net assets**	1.14%	1.17%	1.22%	1.20%	1.29%
Ratio of net investment income to average net assets**	0.58%	0.38%	0.61%	0.97%	0.39%
Portfolio turnover rate*	29%	35%	38%	26%	11%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$20.96	$18.60	$11.66	$19.68	$21.59

Income from investment operations:
Net investment income	0.04	0.04	0.05	0.04	0.02
Net gains (losses) on securities (both realized and unrealized)	0.74	2.38	6.93	(6.14)	(1.30)

Total from investment operations	0.78	2.42	6.98	(6.10)	(1.28)

Less distributions:
Dividends from net investment income.	(0.04)	(0.06)	(0.04)	—	(0.02)
Distributions from capital gains	(0.12)	—	—	(1.92)	(0.61)

Total distributions	(0.16)	(0.06)	(0.04)	(1.92)	(0.63)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$21.58	$20.96	$18.60	$11.66	$19.68

Total return	3.84%	13.04%	59.85%	(34.35% )	(6.25% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$37,990	$36,072	$36,765	$21,320	$41,513
Ratio of expenses to average net assets	0.96%	1.04%	1.08%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	0.17%	0.19%	0.35%	0.23%	0.11%
Portfolio turnover rate	59%	28%	35%	27%	32%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MICRO CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2012		2011		2010		2009	2008

Net asset value, beginning of year	$10.24		$8.18		$4.40		$8.45	$13.32

Income from investment operations:
Net investment loss	(0.09)		(0.07	)(1)	—		(0.07)	(0.16)
Net gains (losses) on securities (both realized and unrealized)	1.56		2.13		3.78		(3.49)	(3.69)

Total from investment operations	1.47		2.06		3.78		(3.56)	(3.85)

Less distributions from capital gains	—		—		—		(0.49)	(1.02)

Paid-in capital from redemption fees(2) (Note 5)	—		—		—		—	—

Net asset value, end of year	$11.71		$10.24		$8.18		$4.40	$8.45

Total return	14.36%		25.18%		85.91%		(42.64% )	(30.23% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$40,981		$31,319		$22,679		$14,017	$27,383
Ratio of expenses to average net assets	1.51%		1.53%		1.54%		1.55%	1.50%
Ratio of net investment loss to average net assets	(0.99%	)	(0.82%	)	(1.10%	)	(1.01% )	(1.08% )
Portfolio turnover rate	31%		30%		28%		31%	34%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of year	$17.25	$14.89		$9.27		$12.86	$15.53

Income from investment operations:
Net investment loss	(0.06)	(0.04	)(1)	(0.05	)(1)	(0.03)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	1.08	2.40		5.67		(3.38)	(1.42)

Total from investment operations	1.02	2.36		5.62		(3.41)	(1.45)

Less distributions from capital gains	(0.32)	—		—		(0.18)	(1.22)

Paid-in capital from redemption fees(2) (Note 5)	—	—		—		—	—

Net asset value, end of year	$17.95	$17.25		$14.89		$9.27	$12.86

Total return	6.22%	15.85%		60.63%		(26.96% )	(10.60% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$734,567	$754,587		$469,929		$193,720	$380,008
Ratio of expenses to average net assets	1.01%	1.02%		1.02%		1.02%	1.01%
Ratio of net investment loss to average net assets	(0.34% )	(0.23%	)	(0.43%	)	(0.26% )	(0.23% )
Portfolio turnover rate	31%	21%		12%		17%	34%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SCIENCE & TECHNOLOGY FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of year	$16.28	$13.76		$8.55		$11.41	$13.48

Income from investment operations:
Net investment loss	(0.07)	(0.05	)(1)	(0.03	)(1)	(0.02)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	1.74	2.89		5.24		(2.64)	(1.26)

Total from investment operations	1.67	2.84		5.21		(2.66)	(1.32)

Less distributions from capital gains	(0.99)	(0.32)		—		(0.20)	(0.75)

Paid-in capital from redemption fees(2) (Note 5)	—	—		—		—	—

Net asset value, end of year	$16.96	$16.28		$13.76		$8.55	$11.41

Total return	11.50%	20.77%		60.94%		(23.85% )	(10.57% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$416,772	$364,188		$229,814		$102,480	$144,851
Ratio of expenses to average net assets	1.01%	1.02%		1.02%		1.03%	1.02%
Ratio of net investment loss to average net assets	(0.46% )	(0.33%	)	(0.22%	)	(0.24% )	(0.39% )
Portfolio turnover rate	52%	38%		35%		51%	52%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2012		2011		2010	2009	2008

Net asset value, beginning of year	$27.69		$24.90		$16.21	$20.48	$28.00

Income from investment operations:
Net investment income (loss)	—	(2)	(0.10	)(1)	(0.01)	0.04	(0.11)
Net gains (losses) on securities (both realized and unrealized)	0.91		2.89		8.73	(3.55)	(4.75)

Total from investment operations	0.91		2.79		8.72	(3.51)	(4.86)

Less dividends and distributions:
Dividends from net investment income	—		—		(0.03)	—	—
Distributions from capital gains	(0.06)		—		—	(0.76)	(2.66)
Return of capital	—		—		— (2)	—	—

Total dividends and distributions	(0.06)		—		(0.03)	(0.76)	(2.66)

Paid-in capital from redemption fees(2) (Note 5)	—		—		—	—	—

Net asset value, end of year	$28.54		$27.69		$24.90	$16.21	$20.48

Total return	3.31%		11.20%		53.80%	(18.00% )	(18.74% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$2,768,696		$3,157,445		$2,931,836	$1,257,265	$1,602,315
Ratio of expenses to average net assets	1.00%		1.01%		1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets	(0.00%	)(3)	(0.40%	)	(0.51% )	0.22%	(0.41% )
Portfolio turnover rate	24%		16%		9%	15%	37%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

    Notes to Financial Statements

March 31, 2012

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo China Fund, Buffalo Flexible Income Fund (formerly Buffalo Balanced Fund), Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund) (the “Funds”), are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (NAV) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2012, the Buffalo Flexible Income Fund and Buffalo High Yield Fund held two and three fair valued securities, respectively, with a market value of $5,875,247 or 1.55% and $4,284,729 or 1.68%, respectively of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo China Fund and the Buffalo International Fund use a fair value pricing service approved by the Funds’ Board which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange (NYSE).

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codifications (ASC) 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Valued Measurements,” which amends the disclosure requirements related to recurring and nonrecurring fair value measurements. The guidance requires new disclosures on the transfers of assets and liabilities between Level 1 (quoted prices in active market for identical assets or liabilities) and Level 2 (significant other observable inputs) of the fair value measurement hierarchy, including the reasons and the timing of the transfers, Additionally, the guidance requires a rollforward of activities on purchases, sales, issuance and settlements of assets al liabilities measured using significant unobservable inputs (Level 3 fair value measurements). Other than requiring additional disclosures, the adoption of this new guidance did not have material impact on the financial statements.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risks, to the financial statements.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2012. These assets are measured on a recurring basis.

BUFFALO CHINA FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$19,660,471	$—	$—	$19,660,471
Short Term Investment	252,184	—	—	252,184

Total*	$19,912,655	$—	$—	$19,912,655

THE BUFFALO FLEXIBLE INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$190,578,836	$—	$—	$190,578,836
Convertible Bonds	—	7,134,819	—	7,134,819
Corporate Bonds
Consumer Discretionary	—	25,301,015	3,425,650	28,726,665
Consumer Staples	—	7,551,250	—	7,551,250
Energy	—	29,981,249	—	29,981,249
Financials	—	1,061,000	—	1,061,000
Health Care	—	14,034,638	—	14,034,638
Industrials	—	19,739,250	2,449,597	22,188,847
Information Technology	—	12,280,625	—	12,280,625
Short Term Investments	59,976,772	—	—	59,976,772

Total*	$250,555,608	$117,083,846	$5,875,247	$373,514,701

Written Options	$(170,705)	—	—	$(170,705)

THE BUFFALO GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$484,388,122	$—	$—	$484,388,122
Short Term Investment	24,295,994	—	—	24,295,994

Total*	$508,684,116	$—	$—	$508,684,116

THE BUFFALO HIGH YIELD FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$11,030,566	$—	$—	$11,030,566
Convertible Preferred Stocks
Consumer Discretionary	2,080,689	—	—	2,080,689
Financials	—	3,854,625	—	3,854,625
Health Care	—	2,463,125	—	2,463,125
Preferred Stocks
Financials	3,193,750	2,490,625	—	5,684,375
Convertible Bonds	—	27,706,325	1,370,260	29,076,585
Corporate Bonds
Consumer Discretionary	—	67,056,932	—	67,056,932
Consumer Staples	—	18,528,813	—	18,528,813
Energy	—	19,612,400	—	19,612,400
Health Care	—	11,603,613	—	11,603,613
Industrials	—	39,053,191	2,914,469	41,967,660
Information Technology	—	14,645,707	—	14,645,707
Materials	—	543,750	—	543,750
Telecommunication Services	—	1,100,000	—	1,100,000
Short Term Investment	22,355,590	—	—	22,355,590

Total*	$38,660,595	$208,659,106	$4,284,729	$251,604,430

    Notes to Financial Statements

March 31, 2012

(Continued)

THE BUFFALO INTERNATIONAL FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks
Australia	$434,400	$—	$—	$434,400
Brazil	5,060,136	—	—	5,060,136
Canada	299,544	—	—	299,544
Chile	1,274,778	—	—	1,274,778
China	3,267,325	—	—	3,267,325
France	8,684,564	—	—	8,684,564
Germany	10,082,691	—	—	10,082,691
Hong Kong	4,296,370	—	—	4,296,370
India	978,048	—	—	978,048
Israel	702,936	—	—	702,936
Italy	207,258	—	—	207,258
Japan	1,463,646	—	—	1,463,646
Luxembourg	1,349,043	—	—	1,349,043
Malaysia	1,397,013	—	—	1,397,013
Mexico	1,041,904	—	—	1,041,904
Netherlands	1,986,140	—	—	1,986,140
Norway	587,910	—	—	587,910
Singapore	626,248	—	—	626,248
Spain	957,868	—	—	957,868
Sweden	520,655	—	—	520,655
Switzerland	7,938,875	—	—	7,938,875
Taiwan	1,287,814	—	—	1,287,814
United Kingdom	7,033,871	—	—	7,033,871
Preferred Stocks	2,540,460	—	—	2,540,460
Short Term Investment	1,173,200	—	—	1,173,200

Total*	$65,192,697	$—	$—	$65,192,697

THE LARGE CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$36,874,260			$36,874,260
Short Term Investment	1,095,810	—	—	1,095,810

Total*	$37,970,070	$—	$—	$37,970,070

THE BUFFALO MICRO CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$38,322,280	$—	$—	$38,322,280
Short Term Investment	2,454,840	—	—	2,454,840

Total*	$40,777,120	$—	$—	$40,777,120

THE BUFFALO MID CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$709,250,852	$—	$—	$709,250,852
Short Term Investment	28,188,159	—	—	28,188,159

Total*	$737,439,011	$—	$—	$737,439,011

THE BUFFALO SCIENCE & TECHNOLOGY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$399,472,414	$—	$—	$399,472,414
Short Term Investment	19,135,718	—	—	19,135,718

Total*	$418,608,132	$—	$—	$418,608,132

THE BUFFALO SMALL CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$2,696,492,092	$—	$—	$2,696,492,092
Short Term Investment	98,370,701	—	—	98,370,701

Total*	$2,794,862,793	$—	$—	$2,794,862,793

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo China Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2012:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED MARCH 31, 2012
Fair Value as of 3/31/2011**	$—
Total unrealized gain included in earnings	3,573,630
Realized gain included in earnings	—
Realized losses included in earnings	(3,565,820)
Purchases	—
Sales	—
Issuance	—
Settlements	(7,810)
Transfer into Level 3**	—

$—

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$3,573,630

**	Investment was valued at $0 based on unobservable inputs as of March 31, 2011. The investment was written off the books during the fiscal year. There was no change in value in the investment(s) during the period ended March 31, 2012.

The following is a reconciliation of the Buffalo Flexible Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2012:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED MARCH 31, 2012
Fair Value as of 3/31/2011	$—
Total unrealized gain included in earnings	905,797
Realized gain included in earnings	—
Realized losses included in earnings	—
Purchases	2,500,000
Sales	—
Issuance	—
Settlements	—
Transfer into Level 3*	2,469,450

Fair Value as of 3/31/2012	$5,875,247

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$905,797

*	The security transferred into Level 3 as the security was fair valued by the Valuation Committee due to a halt in trading on March 30, 2012. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2012:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED MARCH 31, 2012
Fair Value as of 3/31/2011**	$—
Total unrealized gain included in earnings	346,639
Realized gain included in earnings	—
Realized losses included in earnings	—
Purchases	1,000,000
Sales	—
Issuance	—
Settlements	—
Transfer into Level 3*	2,938,090

Fair Value as of 3/31/2012	$4,284,729

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$346,369

*	The security transferred into Level 3 as the security was fair valued by the Valuation Committee due to a halt in trading on March 30, 2012. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.
**	Investment was valued at $0 based on unobservable inputs as of March 31, 2011. There was no change in value in the investment(s) during the period ended March 31, 2012.

    Notes to Financial Statements

March 31, 2012

(Continued)

There were no significant transfers during the year into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo China Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund. During the year, there were the following transfers between Levels 1, Level 2 and Level 3:

FUND	MARKET VALUE LEVEL 1 TO LEVEL 2	MARKET VALUE LEVEL 2 TO LEVEL 3
Buffalo Flexible Income Fund*	—	2,469,450
Buffalo High Yield Fund*	—	2,938,090

*	Transfer into Level 3 is due to the securities not being priced by the pricing service. The securities were fair valued under procedures approved by the Board of Trustees.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2009 through March 31, 2012. The Funds have no examinations in progress.

At March 31, 2012, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (GAAP). These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of late year and wash sale losses.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Funds’ investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENT — In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”), ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurement and Disclosures” to establish common requirement for measuring fair value and disclosing information about fair value measurement in accordance with GAAP and IFRS, ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments to the financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2012 and the year ended March 31, 2011 was as follows:

	YEAR ENDED MARCH 31, 2012			YEAR ENDED MARCH 31, 2011
	ORDINARY INCOME	RETURN OF CAPITAL	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo China Fund	13,344	—	—	—	—
Buffalo Flexible Income Fund	7,871,498	—	—	4,753,325	—
Buffalo Growth Fund	1,721,915	—	6,284,742	300,984	33,240
Buffalo High Yield Fund	14,274,625	—	—	11,432,171	—
Buffalo International Fund	344,354	—	—	191,360	—
Buffalo Large Cap Fund	62,922	—	201,892	105,420	—
Buffalo Micro Cap Fund	—	—	—	—	—
Buffalo Mid Cap Fund	—	—	13,548,232	—	—
Buffalo Science & Technology Fund	2,035,668	—	19,711,973	—	6,266,862
Buffalo Small Cap Fund	—	648	5,877,964	—	—

*	The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo China Fund	$(1,140)	$1,140	$—
Buffalo Flexible Income Fund	32,538	(32,538)	—
Buffalo Growth Fund	3,889	(1,225)	(2,664)
Buffalo High Yield Fund	821,949	(821,949)	—
Buffalo International Fund	(86,382)	86,382	—
Buffalo Large Cap Fund	—	(423)	423
Buffalo Micro Cap Fund	231,434	—	(231,434)
Buffalo Mid Cap Fund	1,762,935	—	(1,762,935)
Buffalo Science & Technology Fund	1,534,427	(1,526,515)	(7,912)
Buffalo Small Cap Fund	102,074	648	(102,722)

The permanent differences primarily relate to foreign currency realized gain/loss, sale of premium bonds and net operating losses.

    Notes to Financial Statements

March 31, 2012

(Continued)

As of March 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO CHINA FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND
Tax cost of Investments(a)	$19,538,122	$332,224,777	$437,906,416	$236,200,459	$56,782,412

Unrealized Appreciation	1,939,297	44,323,788	84,212,929	19,016,542	11,231,635
Unrealized Depreciation	(1,564,764)	(3,033,864)	(13,435,229)	(3,612,571)	(2,821,350)

Net unrealized appreciation	374,533	41,289,924	70,777,700	15,403,971	8,410,285

Undistributed Ordinary Income	18,567	309,621	1,165,383	1,546,900	—
Undistributed Long Term Capital Gain	—	—	—	—	—

Distributable earnings	18,567	309,621	1,165,383	1,546,900	—

Other accumulated loss	(12,005,217)	(2,698,291)	(1,921,701)	(833,864)	(7,177,744)

Total accumulated gain/(loss)	(11,612,117)	38,901,254	70,021,382	16,117,007	1,232,541

	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$30,398,270	$28,499,422	$574,943,050	$335,195,243	$1,824,990,395

Unrealized Appreciation	8,390,689	13,659,537	184,020,664	95,859,484	1,063,301,391
Unrealized Depreciation	(818,889)	(1,381,839)	(21,524,703)	(12,446,595)	(93,428,993)

Net unrealized appreciation	7,571,800	12,277,698	162,495,961	83,412,889	969,872,398

Undistributed Ordinary Income	58,772	—	—	—	—
Undistributed Long Term Capital Gain	1,627,395	—	15,667,020	15,248,774	—

Distributable earnings	1,686,167	—	15,667,020	15,248,774	—

Other accumulated loss	—	(4,843,091)	(648,266)	(91,015)	(57,756,104)

Total accumulated gain	9,257,967	7,434,607	177,514,715	98,570,648	912,116,294

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, premium amortization and Trust Preferred Instrument & Contingent Payment Debt Instrument adjustments.

(a)	Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The Buffalo Micro Cap Fund utilized $1,748,789 of prior year capital loss carryover in the current year. As of March 31, 2012, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO CHINA FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-09	March-17	1,307,508	—
March-10	March-18	7,794,631	—
March-11	March-19	843,515	—
March-12	Unlimited	919,459	664,542

	Totals	10,865,113	664,542

BUFFALO FLEXIBLE INCOME FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-09	March-17	261,035	—
March-10	March-18	57,091	—
March-11	March-19	428,749	—
March-12	Unlimited	—	1,346,654

	Totals	746,875	1,346,654

BUFFALO GROWTH FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-12	Unlimited	1,921,701	—

	Totals	1,921,701	—

BUFFALO HIGH YIELD FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-10	March-18	310,660	—
March-12	Unlimited	460,435	—

	Totals	771,095	—

BUFFALO INTERNATIONAL FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-09	March-17	970,960	—
March-10	March-18	2,976,289	—
March-12	Unlimited	735,535	809,320

	Totals	4,682,784	809,320

BUFFALO LARGE CAP FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-12	Unlimited	—	—

	Totals	—	—

BUFFALO MICRO CAP FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-10	March-18	4,749,853	—
March-12	Unlimited	—	—

	Totals	4,749,853	—

BUFFALO MID CAP FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-12	Unlimited	—	—

	Totals	—	—

BUFFALO SCIENCE & TECHNOLOGY FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-12	Unlimited	—	—

	Totals	—	—

BUFFALO SMALL CAP FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-12	Unlimited	—	57,756,104

	Totals	—	57,756,104

    Notes to Financial Statements

March 31, 2012

(Continued)

RIC Modernization Act — On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforward will retain their characteristics as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At March 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October losses, as follows:

	LATE YEAR ORDINARY LOSSES	POST OCTOBER CAPITAL LOSSES
Buffalo China Fund	$—	$475,148
Buffalo Flexible Income Fund	$—	$643,683
Buffalo High Yield Fund	$—	$62,769
Buffalo International Fund	$35,470	$1,649,383
Buffalo Micro Cap Fund	$93,238	$—
Buffalo Mid Cap Fund	$648,266	$—
Buffalo Science & Technology Fund	$91,015	$—

For the year ended March 31, 2012, the Buffalo International Fund and the Buffalo China Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Buffalo China Fund
Country	Gross Dividend Per Share	Taxes Withheld Per Share
Bermuda	$13,582	$—
China	218,770	21,877
Hong Kong	222,515	14,943
Cayman Islands	38,149	—

Total	$493,016	$36,820

Buffalo International Fund
Country	Gross Dividend Per Share	Taxes Withheld Per Share
Austria	$6,600	$—
Bermuda	84,389	—
Brazil	213,973	10,475
Canada	3,276	491
Switzerland	60,707	5,102
Chile	27,061	9,471
Germany	128,640	21,106
Spain	2,747	522
France	138,564	21,457
United Kingdom	136,611	—
Hong Kong	106,646	4,449
Israel	17,914	3,163
India	23,513	—
Japan	27,301	1,911
Cayman Islands	47,890	—
Luxembourg	57,120	8,568
Mexico	5,886	—
Malaysia	10,439	—
Netherlands	70,728	7,116
Norway	8,235	1,235
Sweden	25,773	3,866
Singapore	7,558	—
Taiwan	31,968	6,394

Total	$1,243,539	$105,326

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo China Fund, Buffalo Micro Cap Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.50%, 1.45%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), KCM pays U.S. Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Growth Fund and the Buffalo Large Cap Fund, where U.S. Bancorp receives 25/100 of 1% (0.25%). U.S. Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of U.S. Bancorp.

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with U.S. Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. U.S. Bancorp pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds’ non-interested trustees for their service on the Funds’ Boards for the year ended March 31, 2012 was $125,500. Interested trustees who are affiliated with either KCM or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Flexible Income Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Growth Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2012, were as follows:

	BUFFALO CHINA FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND
Purchases	$21,850,457	$188,861,661	$329,613,350	$67,467,471	$30,215,624
Proceeds from sales	$21,072,088	$37,886,537	$191,865,993	$45,752,371	$17,151,927
	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND
Purchases	$20,831,100	$11,937,678	$216,357,550	$196,497,062	$631,055,641
Proceeds from Sales	$19,786,832	$9,890,872	$232,989,956	$178,817,442	$917,961,681

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2012.

    Notes to Financial Statements

March 31, 2012

(Continued)

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2012 amounted to $610,477,923, representing 22.05% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at March 31, 2012 or was an affiliate during the period ended March 31, 2012 is as follows:

	ALIGN TECHNOLOGY, INC.	AMERISTAR CASINOS, INC.(1)	ATHENAHEALTH INC.	CABOT MICROELECTRONICS CORP.	CAREER EDUCATION CORP.(1)	COLDWATER CREEK, INC.	CORINTHIAN COLLEGES, INC.	THE CORPORATE EXECUTIVE BOARD CO.
March 31, 2011 Balance
Shares	5,344,525	—	1,863,300	1,359,346	—	6,937,300	7,117,865	2,582,860
Cost	$66,543,681	$—	$54,878,782	$39,829,631	$—	$53,634,537	$94,852,258	$50,126,033
Gross Additions
Shares	—	—	—	—	—	—	—	—
Cost	$—	$—	$—	$—	$—	$—	$—	$—
Gross Deductions
Shares	1,050,100	1,232,444	113,950	197,096	2,750	2,310,250	2,878,515	189,650
Cost	$20,537,553	$21,789,647	$4,252,226	$6,071,788	$64,907	$27,072,826	$43,147,718	$4,627,620
March 31, 2012 Balance
Shares	4,294,425	—	—	—	—	—	—	2,393,210
Cost	$46,006,128	$—	$—	$—	$—	$—	$—	$45,498,413

Realized gain (loss)	$5,477,657	$49,176	$2,251,368	$3,728,734	$(39,845)	$(23,504,925)	$(37,768,279)	$2,922,437

Investment income	$—	$571,587	$—	$—	$—	$—	$—	$1,581,099

	DEALERTRACK HOLDINGS INC.	DICE HOLDINGS INC.(1)	FORMFACTOR, INC.	INTERNAP NETWORK SERVICES CORP.	LIFE TIME FITNESS, INC.	MANHATTAN ASSOCIATES, INC.	MKS INSTRUMENTS, INC.	OXFORD INDUSTRIES, INC.
March 31, 2011 Balance
Shares	3,342,000	—	3,215,725	2,767,000	2,593,950	1,854,492	3,266,068	1,008,225
Cost	$55,972,808	$—	$53,967,198	$42,868,707	$54,203,086	$36,681,449	$60,490,590	$26,636,601
Gross Additions
Shares	—	—	—	363,500	—	—	—	—
Cost	$—	$—	$—	$2,557,387	$—	$—	$—	$—
Gross Deductions
Shares	554,950	—	683,325	—	476,850	826,692	643,918	52,400
Cost	$10,382,146	$—	$17,730,640	$—	$18,852,584	$18,110,300	$14,594,356	$2,338,786
March 31, 2012 Balance
Shares	2,787,050	3,299,725	—	3,130,500	—	—	—	955,825
Cost	$45,590,662	$38,056,552	$—	$45,426,094	$—	$—	$—	$24,297,815

Realized gain (loss)	$5,635,702	$—	$(11,694,422)	$—	$(434,341)	$17,810,136	$4,709,163	$214,920

Investment income	$—	$—	$—	$—	$—	$—	$1,295,220	$524,277

*	As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

	P.F. CHANG’S CHINA BISTRO, INC.	STRATASYS INC	UNIVERSAL TECHNICAL INSTITUTE, INC.(2)	WMS INDUSTRIES, INC.(1)	WRIGHT MEDICAL GROUP, INC.(1)(2)	XO GROUP, INC.(3)	TOTAL
March 31, 2011 Balance
Shares	2,250,500	—	1,240,000	—	—	2,037,600
Cost	$78,881,641	$—	$18,091,918	$—	$—	$33,497,552	$821,156,472
Gross Additions
Shares	—	211,300	—	388,000	—	—
Cost	$—	$4,972,382	$—	$12,352,507	$—	$—	$19,882,276
Gross Deductions
Shares	332,500	—	—	—	—	605,000
Cost	$14,933,520	$—	$—	$—	$—	$11,683,898	$214,400,869
March 31, 2012 Balance
Shares	1,918,000	1,323,750	—	3,304,525	—	—
Cost	$63,948,120	$38,322,219	$—	$60,742,586	$—	$—	$407,888,589

Realized gain (loss)	$(5,467,123)	$—	$—	$—	$—	$(7,204,368)	$(43,314,010)

Investment income	$2,042,180	$—	$—	$—	$—	$—	$6,014,363

*	As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.
(1)	Security is an affiliate due to decrease in the outstanding shares of the issuing company
(2)	Security no longer an affiliate due to an increase in the outstanding shares of issuing company
(3)	The Knot, Inc. became XO Group, Inc. on 6/28/2011

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a Stock’s outstanding securities).

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2012.

For additional information regarding derivative instruments and hedging activities of the Buffalo Flexible Income Fund please refer to Note 1.G to understand how and why the Buffalo Flexible Income Fund uses derivatives.

The number of option contracts written and the premiums received by the Buffalo Flexible Income Fund during the year ended March 31, 2012 were as follows:

	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2011	350	$8,970
Options written	21,343	855,865
Options terminated in closing transaction	—	—
Options exercised	(6,924)	(257,814)
Options expired	(11,243)	(397,395)

Outstanding, March 31, 2012	3,526	$209,626

The following is a summary of the location of derivative investments on the Buffalo Flexible Income Fund’s Statement of Assets and Liabilities as of March 31, 2012:

LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
DERIVATIVE INVESTMENT TYPE	LIABILITY DERIVATIVES	FAIR VALUE
Options — equity contracts	Written options, at value	$170,705

The following is a summary of the location of derivative investments, realized gain (loss) on derivative instruments recognized and change in unrealized gain (loss) on derivative instruments recognized on the Buffalo Flexible Income Fund’s Statement of Operations for the year ended March 31, 2012:

DERIVATIVE INVESTMENT TYPE	LOCATION OF GAIN (LOSS) ON DERIVATIVES	REALIZED GAIN ON DERIVATIVE INVESTMENTS	UNREALIZED GAIN ON DERIVATIVE INVESTMENTS
Options — equity contracts	Net realized gain (loss) from options written	$397,395	$47,701

    Notes to Financial Statements

March 31, 2012

(Continued)

9. FOREIGN INVESTMENT RISK:

When the Buffalo China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo China Fund’s assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments maybe less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2012 and through the date the financial statements were issued. Effective May 23, 2012, Ms. Shelly Ma, a co-portfolio manager of the Buffalo China Fund and the Buffalo International Fund has resigned from Kornitzer Capital Management. The Buffalo China Fund continues to be co-managed by Mr. William Kornitzer, Ms. Nicole Kornitzer and Mr. Yulin Li. The Buffalo International Fund continues to be co-managed by Mr. William Kornitzer and Ms. Nicole Kornitzer.

The Board of Trustees of Buffalo Funds approved a change to the name of the Buffalo Science & Technology Fund. Effective June 29, 2012, the Science & Technology Fund’s name will be changed to Buffalo Discovery Fund.

This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, 1-800-49-BUFFALO or at www.buffalofunds.com.

    Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Buffalo Funds

We have audited the accompanying statements of assets and liabilities of the Buffalo Funds (comprised of Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund) (collectively referred to herein as “the Funds”), including the schedule of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Buffalo Funds at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

May 29, 2012

    Notice to Shareholders

March 31, 2012

TAX INFORMATION

For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Flexible Income Fund	50.52%
Buffalo China Fund	100.00%
Buffalo Growth Fund	85.60%
Buffalo High Yield Fund	7.48%
Buffalo International Fund	100.00%

Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	93.91%
Buffalo Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2012 was as follows (unaudited):

Buffalo Flexible Income Fund	45.56%
Buffalo China Fund	0.00%
Buffalo Growth Fund	84.47%
Buffalo High Yield Fund	5.85%
Buffalo International Fund	0.00%

Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	91.10%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2012 was as follows (unaudited):

Buffalo Flexible Income Fund	53.73%
Buffalo China Fund	0.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	80.90%
Buffalo International Fund	0.00%

Buffalo Large Cap Fund	0.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2012 was as follows (unaudited).

Buffalo Flexible Income Fund	0.00%
Buffalo China Fund	0.00%
Buffalo Growth Fund	95.98%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%

Buffalo Large Cap Fund	0.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	100.00%
Buffalo Small Cap Fund	0.00%

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Trustees (“Trustees”) under the laws of the particular Fund’s state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INTERESTED TRUSTEES(1)

Joseph C. Neuberger (50) 777 E. Wisconsin Ave. Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with 24 portfolios).

Grant P. Sarris (44) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since July 2008.	Portfolio Manager, Kornitzer Capital Management, Inc. 2003-present.	Ten	None

NON-INTERESTED TRUSTEES

Thomas S. Case (70) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since inception.	Retired.	Ten	None

J. Gary Gradinger (69) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products).	Ten	Director, MGP Ingredients, Inc.

Philip J. Kennedy (66) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Trustee	Indefinite term and served since May 1995.	Internship Coordinator and Instructor for the Department of Business Administration, Penn State Shenango, 2002-present.	Ten	None

OFFICERS OF THE FUNDS

Kent W. Gasaway (52) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	Indefinite term and served since inception. One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.	N/A	N/A

Rachel A. Spearo (32) 777 E. Wisconsin Ave. Milwaukee, WI 53202	Secretary	One year term and served since August 2006.	Vice President, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A

Barry Koster (51) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004.	Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company).	N/A	N/A

[1]

Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

    Notice to Shareholders

March 31, 2012

(Continued)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of Trustees (the “Trustees”) of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Science & Technology Fund, Buffalo Mid Cap Fund, Buffalo Micro Cap Fund, Buffalo China Fund and Buffalo International Fund (all such funds referred to collectively as the “Funds”) met on November 17, 2011, to consider the renewal of the Amended and Restated Management Agreements (the “Agreements”) between the Funds and Kornitzer Capital Management, Inc., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees’ independent legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser’s Form ADV and financial information, information regarding key personnel, information relating to the Adviser’s and the Funds’ compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees’ periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel immediately prior to the Board meeting held on November 17, 2011, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreements for an additional term of one year ending November 30, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio management teams and other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Trustees considered the Adviser’s emphasis on long-term results and the quality of the Adviser’s reports throughout the course of the year as well as in connection with the contract renewal process. The Trustees noted the services that extended beyond portfolio management, including operations and compliance, and they considered the overall capability of the Adviser, including its continuing commitment to enhance distribution of the Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds were appropriate.

2. Investment Performance of the Adviser and the Funds.

In assessing the portfolio management services provided by the Adviser, the Trustees considered information provided to them prior to their meeting on November 17, 2011, including, without limitation, materials prepared by Lipper, Inc. with respect to the fees, expenses and performance of each of the Funds compared with similar funds managed by other investment advisers, comparable information with respect to other investment vehicles managed by the Adviser as well as other information presented to them by the Adviser at the meeting and throughout the preceding year. The Trustees considered the relevant peer group and index comparisons in the materials provided and concluded that while certain Funds performed better against their peer group and relevant benchmarks than others, the overall performance of each Fund, with the exception of the Buffalo China Fund, Buffalo International Fund and Buffalo Small Cap Fund, compared favorably with its benchmark and peer group. With respect to the Buffalo China Fund, the Trustees noted that while the Buffalo China Fund was in the fourth quartile for the three-year performance time period

    Notice to Shareholders

March 31, 2012

(Continued)

compared to its relevant peer group, the Fund had improved to the third quartile for the one-year performance time period. With respect to the Buffalo International Fund, the Trustees noted that the Fund fell into the fourth quartile for the one-year time period, but was ranked in the third quartile for the three-year time period. With respect to the Buffalo Small Cap Fund, the Trustees focused on the longer term performance noting that the Fund fell into the second quartile for the ten-year performance period; the third quartile for the five-year period performance period and the fourth quartile for the three-year and one-year performance periods. The Trustees expressed confidence in the Adviser’s portfolio management teams, including certain portfolio management changes made during the year. After considering all of the information presented, the Trustees concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management.

3. Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost structure of the Funds relative to their peer groups based on the Lipper, Inc. analysis provided to the Trustees prior to their meeting. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements. The Trustees specifically considered the fee structure for the Funds as well as the Funds’ overall expense ratios. In light of the comparative expense and advisory fee information and the investment management services provided by the Adviser, the Trustees concluded that the Funds’ expenses and the fees paid to the Adviser were competitive and, therefore, fair and reasonable. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been and would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4. Extent of Economies of Scale as the Funds Grow.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale based on the Funds’ current size and as they grow (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser’s advisory fees and the Funds’ expenses, particularly in light of the Adviser’s proposal to consider fee breakpoints in the future as the Funds grow. The Trustees specifically reviewed fee schedules for other funds with asset levels and investment objectives similar to the Small Cap Fund, noting that while the Small Cap Fund did not have a breakpoint in its fee schedule, the Small Cap Fund’s advisory fee was in line with comparable funds at comparable asset levels. The Trustees therefore concluded that the Adviser’s fee structure was acceptable based on the potential economies of scale that may be achieved by the Funds as they grow combined with the Adviser’s commitment to consider breakpoints in the future.

5. Benefits Derived from the Relationship with the Funds.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage arrangements of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and/or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

    Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701 1-800-492-8332

www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•	Name

•	Address

•	Birthdate

•	Phone number

•	Social Security Number

•	E-mail address

•	Product-Related Personal Information

•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

    Privacy Policy

(Continued)

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

BUFFALO FUNDS
1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Philip J. Kennedy. Mr. Kennedy is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2012	FYE 03/31/2011
Audit Fees	$181,530	$174,550
Audit-Related Fees	$5,900	$5,700
Tax Fees	$27,750	$26,600
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant. As disclosed above, the amount of fees billed for such services were $33,650 and $32,300 for the 2012 and 2011 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $10,000 and $10,000 for the 2012 and 2011 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/6/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/6/2012